UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12
EVOFEM BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 24, 2019
To Our Stockholders:
You are cordially invited to attend the 2019 annual meeting of stockholders of Evofem Biosciences, Inc., or the Company, to be held at 8:00 a.m. Pacific Standard Time on Wednesday, June 5, 2019 at the Hilton San Diego Del Mar located at 15575 Jimmy Durante Blvd, Del Mar, California 92014.
Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.
At the annual meeting, three (3) persons will be elected to our Board of Directors. In addition, we will ask our stockholders to approve an amended and restated 2014 Equity Incentive Plan, ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019 and to approve the issuance of common stock pursuant to a private placement financing, including shares of common stock issuable upon the exercise of warrants that will result in a change of control for purposes of Nasdaq Listing Rule 5635(b). The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of Evofem Biosciences, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Saundra Pelletier
Saundra Pelletier
President and Chief Executive Officer

EVOFEM BIOSCIENCES, INC.
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
(858) 550-1900
April 24, 2019
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TIME: 8:00 a.m. Pacific Standard Time
DATE: Wednesday, June 5, 2019
PLACE: Hilton San Diego Del Mar, 15575 Jimmy Durante Blvd, Del Mar, California 92014
PURPOSES:

1	To elect three directors to serve three-year terms expiring 2022;

2	To approve the amended and restated 2014 Equity Incentive Plan which includes an increase in the number of shares available for the grant of awards from 5,300,000 shares to 7,800,000 shares;

3	To ratify the appointment of Deloitte & Touche LLP as Evofem Biosciences, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4
To approve the issuance of our common stock pursuant to a private placement financing, including shares of common stock issuable upon the exercise of warrants that will result in a change of control for purposes of Nasdaq Listing Rule 5635(b).

WHO MAY VOTE:
You may vote if you were the record owner of Evofem Biosciences, Inc. common stock at the close of business on April 22, 2019.
If you are a stockholder of record, you may vote in one of the following ways:

•	Vote over the Internet, by going to https://www.proxyvote.com (have your proxy card in hand when you access the website);

•	Vote by telephone, by calling 1-800-690-6903 (have your proxy card in hand when calling);

•	Vote by mail, by returning the proxy card (signed and dated); or

•	Vote in person at the 2019 annual meeting.
If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our corporate offices located at 12400 High Bluff Drive, Suite 600, San Diego, California 92130.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alexander A. Fitzpatrick
Alexander A. Fitzpatrick
Secretary

EVOFEM BIOSCIENCES, INC.
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
(858) 550-1900
PROXY STATEMENT FOR EVOFEM BIOSCIENCES, INC.
2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2019
This proxy statement, along with the accompanying notice of 2019 annual meeting of stockholders, contains information about the 2019 annual meeting of stockholders of Evofem Biosciences, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 8:00 a.m., Pacific Standard Time, on Wednesday, June 5, 2019, at the Hilton San Diego Del Mar located at 15575 Jimmy Durante Blvd, Del Mar, California 92014.
In this proxy statement, we refer to Evofem Biosciences, Inc. as “Evofem,” “Private Evofem”, “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors, or the Board, for use at the annual meeting.
On or about April 30, 2019, we will commence sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.
Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2018 annual report, which includes our financial statements for the fiscal year ended December 31, 2018.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 5, 2019
This proxy statement and our 2019 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2018 on the website of the Securities and Exchange Commission at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.evofem.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Alexander A. Fitzpatrick, Evofem Biosciences, Inc., 12400 High Bluff Drive, Suite 600, San Diego, California 92130. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board is soliciting your proxy to vote at the 2019 annual meeting of stockholders to be held at the Hilton San Diego Del Mar located at 15575 Jimmy Durante Blvd, Del Mar, California 92014, on Wednesday, June 5, 2019 at 8:00 a.m. Pacific Standard Time and any adjournments of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 because you owned shares of the Company’s common stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about April 30, 2019.
Who Can Vote?
Only stockholders who owned our common stock at the close of business on April 22, 2019 are entitled to vote at the Annual Meeting. On this record date, there were 35,367,191 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Philadelphia Stock Transfer, Inc., or you have stock certificates registered in your name, you may vote:

•
By Internet (www.proxyvote.com). Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card and 12-digit control number(s) in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•	By telephone (1-800-690-6903). Use a touch-tone phone to transmit your voting instructions. Have your proxy card and 12-digit control number(s) in hand when you call and then follow the instructions.

•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 5:00 p.m. Eastern Time on Tuesday, June 4, 2019.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the Amended and Restated 2014 Equity Incentive Plan which includes an increase in the number of shares available for the grant of awards from 5,300,000 shares to 7,800,000 shares;

•	“FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019; and

•
“FOR” the issuance of our common stock pursuant to a private placement financing, including shares of common stock issuable upon the exercise of warrants that will result in a change of control for purposes of Nasdaq Listing Rule 5635(b).

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•
by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on certain of the proposals set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. These broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Company’s Amended and Restated 2014 Equity Incentive Plan
The affirmative vote of a majority of the total votes cast on the proposal is required to approve the amendment and restatement of the 2014 Equity Incentive Plan which includes an increase in the number of shares available under the Amended and Restated 2014 Equity Incentive Plan from 5,300,000 shares to 7,800,000 shares. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the amendment and restatement of the 2014 Equity Incentive Plan. As a result, any shares not voted by a customer will be treated as a broker non-vote. These broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the total votes cast on the proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2019, the Audit Committee of our Board of Directors will reconsider its selection.

Proposal 4: Approve the Company’s Private Placement Financing and Change of Control
The affirmative vote of a majority of the total votes cast on the proposal is required to approve the issuance of our common stock pursuant to a private placement financing, including shares of common stock issuable upon the exercise of warrants that will result in a change of control for purposes of Nasdaq Listing Rule 5635(b).

Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
We have engaged Kingsdale Shareholder Services, U.S. LLC to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. For those services we will pay Kingsdale Shareholder Services, U.S. LLC approximately $10,000 plus expenses.

What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Special Meeting
The Annual Meeting will be held at 8:00 a.m., Pacific Standard Time, on Wednesday, June 5, 2019, at the Hilton San Diego Del Mar located at 15575 Jimmy Durante Blvd, Del Mar, California 92014. You need not attend the Annual Meeting in order to vote.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Philadelphia Stock Transfer, Inc., by calling their toll free number, 1-866-223-0448.
If you do not wish to participate in householding and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•
If your Company shares are registered in your own name, please contact our transfer agent, Philadelphia Stock Transfer, Inc., and inform them of your request by calling them at 1-866-223-0448 or writing them at Philadelphia Stock Transfer, Inc., 2320 Haverford Rd., Suite 230, Ardmore, Pennsylvania 19003.

•
If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the ownership of our common stock as of March 31, 2019, by (i) those persons who are known to us to be the beneficial owner(s) of more than five percent of our common stock, (ii) each of our directors and named executive officers and (iii) all of our directors and named executive officers as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership generally includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after March 31, 2019, through the exercise of stock options, warrants or other rights. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned, provided, however, the shares issued in the Private Placement transaction described in Proposal 4 elsewhere in this proxy statement are not reflected.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders
Entities affiliated with Invesco Ltd. (1)	9,590,688	33.4%
1555 Peachtree Street, N.E. Atlanta, GA 30309
Entities affiliated with Woodford Investment Management Limited (2)†	12,996,229	43.1%
9400 Garsington Road Oxford, OX4 2HN, United Kingdom
Directors and Named Executive Officers
Thomas Lynch (3)	447,702	1.5%
Gillian Greer, Ph.D. (4)	22,477	*
William Hall, Ph.D., M.D. (5)	22,477	*
Kim Kamdar, Ph.D. (6)	564,435	2.0%
Tony O’Brien (7)	22,477	*
Colin Rutherford (8)	39,634	*
Saundra Pelletier (9)	1,438,095	4.8%
Justin J. File (10)	577,596	2.0%
Kelly Culwell, M.D. (11)	353,740	1.2%
Directors and executive officers as a group (11 Persons) (12)	4,188,347	13.4%

*	Includes beneficial ownership of less than 1% of the outstanding shares of Evofem’s common stock.

†
Party to a Voting Agreement pursuant to which the stockholder agreed to vote certain shares of our common stock held by the stockholder or over which the stockholder has voting control subject to certain limitations. This Voting Agreement is included as Exhibit 4.8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(1)
Invesco Ltd., in its capacity as an investment adviser, may be deemed to beneficially own 9,590,688 shares. Invesco Ltd. is the parent issuer of Invesco UK limited, which is the parent issuer of Invesco Asset Management Limited, which is the manager of the funds and accounts that own the common stock consisting of (i) 5,441,748 shares of common stock held by Invesco Perpetual High Income Fund and (ii) 4,148,940 shares of common stock held by Invesco Perpetual Income Fund. None of the shares issuable upon exercise of the common stock warrants, or the Reload Warrants, issued by the Company on February 8, 2019 to the entities affiliated with Invesco Ltd. are reflected above as a result of the 4.99% Reload Warrant exercise restriction described in such warrants (see our registration statement on Form S-3, filed with the SEC on March 11, 2019).

(2)
Consists of (i) 9,138,505 shares of common stock held by LF Woodford Equity Income Fund, a sub fund of LF Woodford Investment Fund, or WEIF, and 907,712 shares of common stock issuable upon exercise of warrants held by WEIF exercisable within 60 days after March 31, 2019, (ii) 477,295 shares of common stock held by Omnis Income & Growth Fund, a sub fund of Omnis Portfolio Investments ICVC, or OIGF, and 46,276 shares of common stock issuable upon exercise of warrants held by OIGF exercisable within 60 days after March 31, 2019, (iii) 1,887,611 shares of common stock held by Woodford Patient Capital Trust Plc., or WPCT, and 475,000 shares of common stock issuable upon exercise of warrants held by WPCT exercisable within 60 days after March 31, 2019 and (iv) 42,554 shares of common stock held by Quilter Investors UK Equity Income II Fund, or QEIF, and 21,276 shares of common stock issuable upon exercise of warrants held by QEIF exercisable within 60 days after March 31, 2019. Woodford Investment Management Limited acts as agent for and on behalf of WEIF, OIGF, WPCT and QEIF, each as a discretionary managed client. Woodford Investment Management Limited has the power to direct the vote and disposition of the common stock held by WEIF, OIGF, WPCT and QEIF. Accordingly, Woodford Investment Management Limited may be deemed to be the beneficial owner of an aggregate amount of 12,996,229 shares of common stock, consisting of the shares held by WEIF, OIGF, WPCT and QEIF, as described above.

(3)
Consists of (i) 175,000 shares of common stock held by Mr. Lynch and (ii) 272,702 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. Lynch within 60 days after March 31, 2019.

(4)	Consists of 22,477 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Greer within 60 days after March 31, 2019.

(5)	Consists of 22,477 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Hall within 60 days after March 31, 2019.

(6)
Consists of (i) 515,273 shares of common stock held by Domain Partners VII, L.P., (ii) 8,004 shares of common stock held by DP VII Associates, L.P, (iii) 655 shares of common stock held by Domain Associates, LLC and, with respect to Dr. Kamdar, (iv) 40,503 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Kamdar within 60 days after March 31, 2019. One Palmer Square Associates VII, LLC, or One Palmer Square, is the general partner of Domain Partners VII, L.P. and DP VII Associates, L.P. Dr. Kamdar is a member of One Palmer Square. The managing members of One Palmer Square are James Blair, Jesse Treu, Brian Dovey, Brian Halak and Nicole Vitullo. Each of James Blair, Jesse Treu, Brian Dovey, Brian Halak and Nicole Vitullo share voting and investment power with respect to the securities held by Domain Partners VII, L.P. and DP VII Associates, L.P. The managing members of Domain Associates are James Blair, Brian Dovey, Nicole Vitullo, Brian Halak and Dr. Kamdar. Each of James Blair, Brian Dovey, Nicole Vitullo, and Brian Halak share voting and investment power with respect to the securities held by Domain Associates, LLC. Each of James Blair, Jesse Treu, Brian Dovey, Brian Halak and Nicole Vitullo disclaims beneficial ownership of the securities held by Domain Partners VII, L.P. and DP VII Associates, L.P. except to the extent of his or her pecuniary interest therein, if any. Each of James Blair, Brian Dovey, Nicole Vitullo, Brian Halak, and Dr. Kamdar disclaims beneficial ownership of the securities held by Domain Associates, LLC except to the extent of his or her pecuniary interest therein, if any. Dr. Kamdar is a member of our Board of Directors (such stockholders shall be referred to collectively herein as “Domain”).

(7)	Consists of 22,477 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. O’Brien within 60 days after March 31, 2019.

(8)	Consists of 39,634 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. Rutherford within 60 days after March 31, 2019.

(9)
Consists of (i) 491,813 shares of common stock held by Ms. Pelletier and (ii) 946,282 shares of common stock that may be acquired pursuant to the exercise of stock options held by Ms. Pelletier within 60 days after March 31, 2019. 47,437 shares of common stock that may be acquired pursuant to the exercise of stock options held by Ms. Pelletier within 60 days after March 31, 2019 are subject to stockholder approval and are not reflected above.

(10)
Consists of (i) 230,490 shares of common stock held by Mr. File and (ii) 347,106 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. File within 60 days after March 31, 2019. 17,250 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. File within 60 days after March 31, 2019 are subject to stockholder approval and are not reflected above.

(11)
Consists of (i) 61,985 shares of common stock held by Dr. Culwell and (ii) 291,755 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2019. 16,666 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Culwell within 60 days after March 31, 2019 are subject to stockholder approval and are not reflected above.

(12)
Consists of (i) 523,932 shares of common stock held by Domain, but deemed to be beneficially held by Dr. Kamdar (Dr. Kamdar has a pecuniary interest in the securities held by Domain Associates, LLC as described in note 6 above), (ii) 1,154,731 shares of common stock owned by our current executive officers and directors and (iii) 2,509,684 shares of common stock that may be acquired by our current executive officers and directors pursuant to the exercise of stock options within 60 days after March 31, 2019. 114,685 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Kamdar within 60 days after March 31, 2019 are subject to stockholder approval and are not reflected above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under Section 16(a) of the Exchange Act of 1933, or the Exchange Act, and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of reports provided to the Company pursuant to Rule 16a-3(e) of the Exchange Act and representations of such reporting persons, the Company believes that during the fiscal year 2018, such SEC filing requirements were satisfied with the exception of a Form 4 filed by Tony O'Brien on July 27, 2018 with respect to a grant of a stock option occurring on July 24, 2018.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our Board of Directors (referred to herein as our “Board” or our “Board of Directors”), currently consists of seven members with no vacancies. Vacancies on the Board may be filled by potential candidates nominated by the Nominating and Corporate Governance Committee of the Board, who may seek out potential candidates that meet the criteria for selection as a Board nominee and have the specific qualities or skills being sought, and one or more of such candidates may be appointed as directors as appropriate and in accordance with the Company’s organizational documents. Our Board is divided into three classes as set forth below each serving staggered three-year terms until their respective successors are duly elected and qualified:

•	Our Class I directors are Kim P. Kamdar, Ph.D., and Colin Rutherford, and their terms expire at the annual meeting of stockholders in 2021;

•	Our Class II directors are Gillian Greer, Ph.D., William Hall, Ph.D., M.D., and Tony O’Brien and their terms expire at the annual meeting of stockholders in 2019; and

•	Our Class III directors are Thomas Lynch and Saundra Pelletier and their terms expire at the annual meeting of stockholders in 2020.
Gillian Greer, Ph.D., William Hall, Ph.D., M.D. and Tony O’Brien are being nominated for re-election as directors at this year’s Annual Meeting. Directors are elected by a plurality of the votes cast at the annual meeting. The nominees have indicated their willingness to serve if elected, but if either or both nominees should be unable to serve or for good cause will not serve, the shares represented by proxies may be voted for a substitute nominee as the Board may designate, unless a contrary instruction is indicated in the proxy.
As further described and assuming approval of Proposal 4, PDL will be granted board representation rights upon the Second Closing (as defined in Proposal 4).
We discuss below the qualifications, attributes and skills that led our Board to conclude that each of our directors should serve as a director. While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. Evaluation criteria generally include, among other things, an individual’s business experience and skills (including skills in core areas such as operations, management, technology, accounting and finance, strategic planning and international markets), as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, integrity and the ability to represent the best interests of our stockholders. In addition, the Nominating and Corporate Governance Committee will also consider the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our interests. The Nominating and Corporate Governance Committee does not intend to assign specific weights to particular criteria and no particular criterion is necessarily applicable to the prospective nominee. Our Board will be responsible for selecting candidates for election as directors based on the recommendation of the Nominating and Corporate Governance Committee. The following table lists the names, ages as of March 31, 2019 and positions of the individuals who serve as our directors:

Name	Age	Position(s)
Saundra Pelletier	49	Chief Executive Officer and Class III Director
Thomas Lynch	62	Chairman of the Board of Directors and Class III Director
Gillian Greer, Ph.D.	74	Class II Director
William Hall, Ph.D., M.D.	69	Class II Director
Tony O’Brien	56	Class II Director
Colin Rutherford	60	Class I Director
Kim P. Kamdar, Ph.D.	51	Class I Director
Nominees for Election as Class II Directors:
Gillian Greer, Ph.D. Dr. Greer has served as a member of our Board of Directors since January 2018 and most recently served, from 2012 to 2017, as the Chief Executive Officer of Volunteer Service Abroad, a New Zealand non-profit organization that sends volunteers to work with partner organizations in the Pacific and Asia region. During this same period, she also served as a Trustee for WomanCare Global International. Dr. Greer also served as the Chief Executive Officer of the National Council

of Women of New Zealand from 2017 to 2018. From 2006 to 2011 Dr. Greer served as Director General of the International Planned Parenthood Federation, or IPPF, the world’s largest international sexual and reproductive health non-profit organization, working in 172 countries providing advocacy, education and sexual and reproductive health services, including maternal health, HIV/AIDS, family planning and adolescent health. During this time Dr. Greer also worked closely with UN agencies and governments to advocate for investment in health and human rights and served on the Board of ICON PLC. Prior to her work with IPPF, Dr. Greer served as Executive Director of the Family Planning Association of New Zealand where she was involved in international and regional advocacy training and initiatives, including chairing the Asia Pacific Alliance, and was made a Member of the New Zealand Order of Merit for services to family planning in 2005. From 1996 to 1998 Dr. Greer was Assistant Vice Chancellor Equity and Human Resources, Victoria University of Wellington, New Zealand. Dr. Greer’s early career was in education at secondary and tertiary levels. Throughout her career Dr. Greer has demonstrated an ongoing commitment to health, education, sustainable development, women’s empowerment, and human rights. Dr. Greer is passionate about strengthening civil society and building high performing organizations that are effective, ethical, and accountable and can clearly demonstrate their impact. Dr. Greer has also served in a governance capacity for a number of charities and a university Council, as well as advisory panels to New Zealand Ministers of Foreign Affairs and Trade. Dr. Greer was made a Commander of the British Empire (CBE) for services to international health and women’s rights in 2011. Dr. Greer continues to be in high demand as a speaker, facilitator, chairperson, and board member. Dr. Greer holds a B.A. in English from the University of Auckland and a Ph.D. in New Zealand Literature from the Victoria University of Wellington. We believe Dr. Greer’s long experience as an executive officer and board member of organizations dedicated to women’s sexual health qualifies her to serve as a member of our Board of Directors.
William Hall, Ph.D., M.D. Professor Hall has served as a member of our Board of Directors since January 2018 and is a renowned expert in infectious diseases and virology. He currently serves as Distinguished Professor in Hokkaido University in Japan and is Professor Emeritus of Medical Microbiology and the Centre for Research in Infectious Diseases at University College Dublin’s, or UCD, School of Medicine and Medical Science. Professor Hall also serves as a consultant to the Minister of Heath and Children in the Republic of Ireland, providing input on a range of topics including influenza pandemic preparedness and bioterrorism. Prior to his tenure at UCD, Professor Hall was Professor and Head of the Laboratory of Medical Virology, Senior Physician and Director of the Clinical Research Centre at the Rockefeller University in New York. Professor Hall previously served as an Assistant and Associate Professor of Medicine at Cornell University. Professor Hall is a board member of The Atlantic Philanthropies and is a co-founder of the Global Virus Network. Professor Hall has served as a non-executive director of ICON PLC, based in Dublin, Ireland, since February 2013. Professor Hall is a member of its audit committee and the compensation committee and is chair of the nominating and governance committee. Professor Hall holds a B.Sc. (Honors) in Biochemistry and a Ph.D. in Biochemistry/Virology from Queen’s University Belfast. Professor Hall received his M.D. from Cornell University Medical College, New York and a Diploma of Tropical Medicine and Hygiene, from the London School of Hygiene and Tropical Medicine, London. We believe Professor Hall is qualified to serve on our Board of Directors based on his extensive experience working in infectious diseases and virology and prior experiences on other Board of Directors.
Tony O’Brien Mr. O’Brien has served as a member of our Board of Directors since January 2018. He served as the Director General of Ireland’s Health Service Executive, or HSE, an organization responsible for the provision of health and personal social services for the residents of Ireland from July 2012 to May 2018. Prior to his role as Director General, Mr. O’Brien was the Chief Operating Officer of the Department of Health’s Special Delivery Unit and a member of the Department’s Management Board. Mr. O’Brien previously served as Director of Clinical Strategy and Programs in the HSE and Chief Executive Officer of the National Treatment Purchase Fund. Mr. O’Brien served as Chief Advisor to the HSE on the implementation of the National Cancer Control Strategy, Project Director for the National Plan for Radiation Oncology and is a former Chairman of the National Cancer Registry Board. Mr. O’Brien was the founding Chief Executive Officer of the National Cancer Screening Service from 2007 to May 2011, Director of BreastCheck, CervicalCheck and an Associate and Interim Director of the National Cancer Control Programme. Prior to joining the HSE, Mr. O’Brien served as Chief Executive of the Irish Family Planning Association and as the Chief Executive of the UK Family Planning Association. Mr. O’Brien is a Council Member and Associate Faculty Member of the Irish Management Institute, a former Member of the Healthy Ireland Council and a Chartered Director of the Institute of Directors in Ireland. Mr. O’Brien holds a Master of Sciences in Management Practice from Trinity College, University of Dublin. Mr. O’Brien is Adjunct Assistant Professor in Health Strategy and Management at Trinity College Dublin. Mr. O’Brien also currently serves as a director and owner of Global Leadership And Governance Solutions Limited, a private limited company organized in the Republic of Ireland. We believe Mr. O’Brien’s extensive experience as an executive and member of the boards of directors for healthcare and life sciences companies qualifies him to be a member of our Board of Directors.

Continuing Directors
Kim P. Kamdar, Ph.D. Dr. Kamdar served as a member of our Board of Directors since April 2011. Dr. Kamdar is a Managing Partner of Domain Associates, LLC, a life sciences venture capital firm, which she joined in 2005.
Dr. Kamdar is currently Chair of the Board of Directors of Obalon Therapeutics, Inc. (Nasdaq: OBLN) and Truvian Sciences. She also serves on the Board of Directors of several private companies including Aspen Neuroscience, Epic Sciences, Omniome, ROX Medical, Sera Prognostics and Singular Genomics. Past investments include Ariosa (acquired by Roche), Corthera (acquired by Novartis), BiPar Sciences (acquired by Sanofi-Aventis) and Achaogen (Nasdaq: AKAO).
Formerly, Dr. Kamdar was a Kauffman Fellow with MPM Capital, or MPM. Prior to joining MPM, Dr. Kamdar was a research director at Novartis, where she built and led a research team that focused on the biology, genetics and genomics of model organisms. Dr. Kamdar is the author of ten papers as well as the inventor on seven patents. Dr. Kamdar received her B.A. from Northwestern University and her Ph.D. in biochemistry and genetics from Emory University. Dr. Kamdar serves as an advisory board member of Dr. Eric Topol’s NIH supported Clinical and Translational Science Award for Scripps Medicine and is also on the non-profit board for Access Youth Academy, an organization that is transforming the lives of underserved youth through academic enrichment, health and wellness, social responsibility and leadership through squash. We believe Dr. Kamdar is qualified to serve on our Board of Directors based on her extensive experience working and serving on the boards of directors of life sciences companies and her experience working in the venture capital industry.
Colin Rutherford Mr. Rutherford served as a member of the board of Evofem Biosciences Operations, Inc., the privately held company with which we merged in January 2018, or Private Evofem, from November 2015 until January 2018 and has served as a member of our Board of Directors since January 2018. He joined the Board of a Spanish Biopharma business, Hifas da Terra SA, in 2018, which is a leading product innovator in the field of mycotherapy, providing applications for use in both immunotherapy and oncology. Since 2013, he has served on the Board and is Audit Committee Chairman of Mitchells & Butlers Plc, the UK’s largest quoted F&B leisure group. Since 2005, he has served on the Board and Audit Committee of the quoted Oil & Gas shipping logistics business, Renaissance Services SAOG, based in Muscat and Dubai. He has been the Chairman of Brookgate Limited, a UK property development business backed by Goldman Sachs and TPG. Mr. Rutherford also serves as Executive Chairman of Teachers Media plc, a private education company. Mr. Rutherford serves Independently on three private Scottish based family company Boards in Healthcare, Retail and Timber. From 2012 to 2014, Mr. Rutherford served as Chairman of European Healthcare Group Limited, before its acquisition by two US based hedge funds. From 2008 to 2011, Mr. Rutherford served as Chairman and CEO of the quoted UK fund management group, MAM Funds Plc. From 2004 to 2009, Mr. Rutherford served as Chairman of SGI Funds, a Guernsey, Cayman and Hong Kong based diversified fund management group. From 2003 to 2006 Mr. Rutherford was Chairman and oversaw the restructuring of Noble House Group Limited, a large UK leisure business which was sold in 2006. In 2002 as Chairman and CEO he led the restructuring and sale of quoted UK finance specialist Euro-Sales Plc with 18 offices across Europe. Mr. Rutherford graduated in Accountancy and Finance from Heriot Watt University and qualified as a chartered accountant with Touche Ross in 1984. Mr. Rutherford is a Harvard Business School Alumni. We believe that Mr. Rutherford is qualified to serve as a member of our Board of Directors because of his prior experience as a member of Private Evofem’s Board of Directors and his many years of finance and operations leadership experience in the healthcare and life sciences industries.
Saundra Pelletier Ms. Pelletier served as Private Evofem’s President and Chief Executive Officer since February 2013 and has served as our President and Chief Executive Officer since January 2018. From 2009 to 2016, Ms. Pelletier was the founding Chief Executive Officer of WomanCare Global International, or WCGI, an international non-profit organization focused on empowering, educating and enabling women and girls to make informed choices about their health. Under her leadership, WCGI secured approximately $68 million in committed funding from major foundations and governmental organizations and launched an innovative United States educational campaign with American actress/activist Jessica Biel. From 2013 to 2017, Ms. Pelletier served as WCG Cares’ Chief Executive Officer and President. WCG Cares, is a non-profit California corporation whose primary purpose is to directly engage in and/or fund the development and implementation of programs that promote reproductive health, education, research and increased access to high-quality, innovative and affordable reproductive healthcare and healthcare products around the world. Ms. Pelletier became a director of the WCG Cares board in November 2017 and served as Chair of the board from November 2017 until May 2018. From 2005 to 2009, Ms. Pelletier was founder and Chief Executive Officer of Saundra Pelletier International, where she served as a management consultant, executive coach, entrepreneur, author and keynote speaker. From 2000 until 2004, Ms. Pelletier served as Vice President, Pharmaceuticals at Women First Healthcare, a specialty healthcare company dedicated to improving the health of women in mid-life, and from 1992 until 2000 she was Global Franchise Leader (Vice President), with G.D. Searle, developer of the first female birth control pill and now a wholly owned trademark of Pfizer. In her capacity as a corporate vice president and global franchise leader, Ms. Pelletier managed a $250 million business unit, reorganized companies from the ground up, raised $40 million in capital, managed worldwide partnerships, negotiated cost saving licensing agreements, assessed country infrastructures, developed commercialization plans and hired full scale teams, including contract sales forces, to support women’s healthcare initiatives. Ms. Pelletier has launched pharmaceutical brands worldwide and expanded indications on female healthcare brands in multiple countries. She has had oversight and accountability for Sales, Marketing, Operations, Medical Affairs, Regulatory Affairs, Manufacturing, Customer Service, Business Development and Strategic Partnerships. In 2015, Ms. Pelletier was profiled by the United Nations Foundation as a New Champion for Reproductive Health, and in 2014 was awarded the Athena Pinnacle Award for Life Sciences, recognizing extraordinary leadership in the life sciences. Ms. Pelletier is on the Board of Directors of Women Deliver. We believe Ms. Pelletier’s service as our Chief Executive Officer and extensive professional experience in women’s healthcare qualifies her to serve as a member of our Board of Directors.
Thomas Lynch Mr. Lynch served as the Chairman of the Board of Directors of Private Evofem from November 2015 until January 2018 and has served as the Chairman of our Board of Directors since January 2018. Mr. Lynch also currently serves as Chairman of the Boards of Profectus Biosciences Inc. and Adherium Limited, positions he has held since 2006 and 2016, respectively, and since 2010 as a non-executive director of GW Pharmaceuticals where he serves as Chairman of both its remuneration compensation committee and as a member of its audit committees. Mr. Lynch has served as the non-executive chairman of the Ireland East Hospital Group and the Mater Misericordiae University Hospital, a non-profit charitable foundation providing acute hospital services to both public patients funded by the HSE (defined below) and private patients since 2017 and 2006, respectively. Mr. Lynch serves on the board of a number of privately held biotechnology companies. Mr. Lynch previously served as Chairman of ICON PLC and was a member of its board for 21 years. Mr. Lynch was the Chairman and Chief Executive Officer of Amarin Corporation PLC from 2000 to 2010, Executive Vice President, Chief Financial Officer and director of Elan Corporation PLC from 1993 to 2004, and the founder and director of Warner Chilcott PLC from 1994 to 2002. From 2001 to 2010, Mr. Lynch was a member of the Board of IDA Ireland (an Irish government investment agency). Mr. Lynch received his B.Sc. in Economics from Queen’s University of Belfast in 1978, and qualified as a chartered accountant with KPMG in 1983 and served as a partner in that firm from 1990 to 1993. We believe Mr. Lynch is qualified to serve as a member of our Board of Directors because of his decades of business, operational and board of director experience with pharmaceutical and life sciences companies and because of his prior experience as Chairman of Private Evofem’s Board of Directors.
Committees of the Board of Directors and Meetings
Meeting Attendance. During the fiscal year ended December 31, 2018, our board met 17 times. The Board has adopted a policy under which each member of the Board makes every effort to but is not required to attend each annual meeting of our stockholders. The majority of our directors in office as of the date of our 2018 Annual Meeting attended our 2018 annual stockholder meeting.
Audit Committee. Our Audit Committee met five times during 2018. This committee currently has three members, Colin Rutherford (Chairman), Kim P. Kamdar, Ph.D. and Tony O’Brien. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Rutherford is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
A copy of the Audit Committee’s written charter is publicly available on our website at www.evofem.com.
Compensation Committee. Our Compensation Committee met five times during 2018. This committee currently has three members, Gillian Greer, Ph.D., Tony O’Brien (Chairman) and William Hall, Ph.D., M.D. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our Amended and Restated 2014 Equity Incentive Plan, or the Amended and Restated 2014 Plan, as proposed to be amended and restated. The Compensation Committee is responsible for recommending to the Board the compensation of our chief executive officer, and conducts its decision making process with respect to that issue without the chief executive officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

In establishing compensation amounts for executives, the Compensation Committee seeks to support the Company’s overall business strategy and objectives, attract and retain key executives, link compensation with business objectives and organizational performance, and provide competitive compensation opportunities. The Compensation Committee may delegate authority to one or more members of the Compensation Committee or to one or more executives of the Compensation Committee, except that the Compensation Committee may not delegate authority to approve compensation of the Company’s chief executive officer or its other Section 16 officers to any person or committee.
The Compensation Committee has engaged the services of Marsh & McLennan Agency, or Marsh, a national executive compensation consulting firm, to review and provide recommendations concerning all of the components of the Company’s executive compensation program. Marsh performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management relating to compensation or other human resources related services except as it may relate to performing such services. Marsh assists the Compensation Committee in defining the appropriate market of the Company’s peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group each year. Marsh also assists the Compensation Committee in benchmarking our director compensation program and practices against those of our peers. The Compensation Committee has assessed the independence of Marsh pursuant to SEC rules and the corporate governance rules of The Nasdaq Stock Market and concluded that no conflict of interest exists that would prevent Marsh from independently representing the Compensation Committee.
A copy of the Compensation Committee’s written charter is publicly available on our website at www.evofem.com.
Nominating and Corporate Governance Committee. Our Nominating Committee met twice during 2018 and has two members, Gillian Greer, Ph.D. and William Hall, Ph.D., M.D (Chairman). The Nominating Committee’s role and responsibilities are set forth in the Nominating Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, and evaluating current Board members’ performance. All members of the Nominating Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.
If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our bylaws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.
A copy of the Nominating Committee’s written charter is publicly available on our website at www.evofem.com.
Director Independence
Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by The Nasdaq Stock Market: Dr. Greer, Dr. Hall, Dr. Kamdar, Mr. O’Brien and Mr. Rutherford.
Board Leadership Structure
Our corporate governance practices do not indicate a particular board structure, and our Board is given the flexibility to select its chairman and our chief executive officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of chairman and the Chief Executive Officer may be filled by either one individual or two individuals. The Board has currently elected to separate the positions of Chairman and Chief Executive Officer at this time. Ms. Pelletier serves as our Chief Executive Officer and as a member of our Board of Directors. Mr. Lynch currently serves as the Chairman of our Board of Directors. The Board believes that this structure serves us well by creating a critical link between management (through Ms. Pelletier’s membership on the Board) and the non-executive directors led by Thomas Lynch in his role as a non-executive Chairman.

Role of the Board in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation

Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Stockholder Communications to the Board
Generally, stockholders who have questions or concerns should contact our Investor Relations department at ir@evofem.com However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to Evofem Biosciences, Inc., 12400 High Street Bluff Drive, Suite 600, San Diego, California 92130. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings

•	resumes and other forms of job inquiries

•	surveys

•	solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
Executive Officers
The following table sets forth certain information regarding our executive officers and their respective ages as of March 31, 2019. All executive officers are at-will employees.

Name	Age	Position(s)
Executive Officers
Saundra Pelletier*	49	Chief Executive Officer and Class III Director
Justin J. File	48	Chief Financial Officer
Kelly Culwell, M.D.	45	Chief Medical Officer
Russ Barrans	59	Chief Commercial Officer
Alexander A. Fitzpatrick, Esq.	52	General Counsel and Secretary

*	Ms. Pelletier is a member of our Board of Directors. See “Management and Corporate Governance – The Board of Directors” within this proxy statement for more information about Ms. Pelletier.
Justin J. File Mr. File served as Private Evofem’s Chief Financial Officer since April 2015 and has served as our Chief Financial Officer since January 2018. Mr. File has also served as the Chief Financial Officer of the women’s health nonprofit organization WCG Cares from November 2017 to May 2018. Mr. File has approximately 26 years of diverse accounting and finance experience within a variety of both public and private biotechnology and biopharmaceutical companies. Most recently, Mr. File provided executive financial and accounting oversight services to various biotechnology companies in San Diego, California, assisting in their initial public offering process and helping to establish and improve their accounting and finance operations as publicly-traded entities. Prior to this, Mr. File was Senior Director and Controller of Sequenom, Inc., a diagnostic company that developed and commercialized molecular diagnostics testing services for the women’s health market. During that time, Mr. File served as Treasurer of their diagnostic subsidiary and provided assistance in the raising of over $400 million in combined equity and convertible note offerings. Mr. File also assisted in the commercialization of four diagnostic tests in a two-year period, which included Sequenom’s revolutionary noninvasive prenatal test for Down syndrome. Earlier in his career Mr. File worked for approximately ten years in public accounting, primarily with Arthur Andersen LLP, where he worked with a variety of clients assisting with attestation and periodic reporting requirements, public offerings and acquisitions. Mr. File graduated from Central Washington University with a Bachelor of Science in Accounting and Business Administration and is a Certified Public Accountant (inactive).
Kelly Culwell, M.D. Dr. Culwell is an Obstetrician/Gynecologist with over 17 years specializing in women’s health and contraceptive research. She served as Private Evofem’s Chief Medical Officer since April 2015 and has served as our Chief Medical Officer since January 2018. Dr. Culwell has also served as the Chief Medical Officer of WCG Cares since November 2017, and also became a director of the board of WCG Cares in January 2019 with a term of 3 years until December 31, 2021. Prior to joining WCG Cares, Dr. Culwell was the Medical Director of Planned Parenthood of the Pacific Southwest and

maintained an academic clinical practice as the Director of Family Planning and Associate Clinical Professor at University of California, Davis. Dr. Culwell previously served as a Medical Officer with the World Health Organization where she developed global guidelines for clinical practice and is widely published in peer reviewed journals. Dr. Culwell received a Bachelor of Science from California Lutheran University, a Medical Doctorate from the University of California, Davis and a Masters of Public Health from Northwestern University. Dr. Culwell completed her post-graduate training in Obstetrics and Gynecology at University of California San Diego and her Family Planning Fellowship at Northwestern University. Dr. Culwell maintains appointments as Volunteer Assistant Clinical Professor in the Departments of Obstetrics and Gynecology at the University of California, Davis and San Diego campuses. Dr. Culwell is qualified as a Diplomat from the American Board of Obstetrics and Gynecology.
Russ Barrans Mr. Barrans served as Private Evofem’s Chief Commercial Officer since August 2016 and has served as our Chief Commercial Officer since January 2018. Mr. Barrans has over 26 years in the women’s healthcare pharmaceuticals and biotechnology space. As the Chief Commercial Officer, he is responsible for the commercial launch and lifecycle management of the Evofem product portfolio, oversees manufacturing and supply chain, and provides executive leadership to the sales and marketing team. Prior to joining Evofem, Mr. Barrans was the Senior Director of Women’s Healthcare Marketing for Teva Pharmaceuticals from 2012 to June 2015. With significant tenure in life sciences and pharmaceutical companies, Mr. Barrans has held senior level positions at global and domestic companies including Bayer Healthcare and Wyeth Pfizer (formerly Wyeth), as well as, being Chief Executive Officer of FusionRx, a strategic consulting firm servicing biotech and pharmaceutical brands of which Mr. Barrans was the founding partner. Mr. Barrans has overseen directed the launch of over half a dozen brands worldwide including the launch of Mirena, and Plan B One-Step OTC. Mr. Barrans graduated from California Coast University with a Bachelor of Science in Business Administration and holds an MBA from California Coast University. Mr. Barrans is an Accredited Pharmaceutical Manufactures Representative of Canada in General Healthcare and Oncology, and has earned his certification as a Business Coach from Brian Tracy International.
Alexander A. Fitzpatrick, Esq. Mr. Fitzpatrick served as the Executive Vice President, General Counsel and Secretary of Private Evofem since October 2017 and has served as our Executive Vice President, General Counsel and Secretary since January 2018. Mr. Fitzpatrick is responsible for our corporate governance, legal, corporate development, intellectual property and risk management functions. Prior to joining Evofem, Mr. Fitzpatrick served as Chief Legal Officer of Kyriba Corporation from 2014 to 2015 and Senior Vice President, General Counsel, Compliance Officer and Secretary of Verenium Corporation, a publicly traded biotechnology company from 2010 to 2014. Prior to that, Mr. Fitzpatrick served as Senior Vice President, General Counsel and Secretary of Kintera, Inc., a publicly traded technology company. Following the sale of Kintera, Mr. Fitzpatrick continued to serve in a similar position for a major division of Blackbaud, Inc. Prior to that, as a member of the business, corporate and technology departments with the law firms Cooley LLP and Latham & Watkins LLP in San Diego, and Rogers & Wells LLP (now Clifford Chance) in London, Mr. Fitzpatrick represented pharmaceutical and other technology companies, investment banks and venture capitalists in a variety of transactions including numerous collaborations, mergers and acquisitions, intellectual property matters, licensing and financing activity. Mr. Fitzpatrick received a B.S. in mathematics from Georgetown University and a J.D. from the University of California, Berkeley.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The table below shows the compensation awarded to or paid to, or earned by all individuals serving or having served as our principal executive officer or acting in a similar capacity during 2018, regardless of compensation level and our most highly compensated executive officers other than our principal executive officer who was serving as an executive officer at the end of 2018. These individuals, who collectively are referred to as our Named Executive Officers, were:

•	Saundra Pelletier, Chief Executive Officer;

•	Justin J. File, Chief Financial Officer;

•	Kelly Culwell, M.D., Chief Medical Officer; and

•	Susan A. Knudson, Former Principal Executive Officer and Chief Financial Officer

Name and Principal Position	Year Ended December 31,	Salary ($)	Bonus ($)	Restricted Stock Awards (1) ($)	Option Awards (1)($)	All Other Compensation (2)($)	Total ($)
Saundra Pelletier	2018	738,375 (3)	1,018,557 (4)	2,029,500	4,504,782	6,908 (5)	8,298,122
Chief Executive Officer	2017	731,364 (6)	922,700 (7)	—	—	810	1,654,874
Justin J. File	2018	578,473 (8)	344,370 (9)	738,000	1,638,103	810	3,299,756
Chief Financial Officer	2017	562,373 (10)	306,750 (11)	—	—	810	869,933
Kelly Culwell, M.D.	2018	447,005 (12)	199,896 (13)	33,783	1,419,689	810	2,101,183
Chief Medical Officer	2017	428,650 (14)	123,600 (15)	—	—	540	552,790
Susan A. Knudson	2018	62,993 (16)	245,100 (17)	—	—	341,939 (18)	650,032
Former Chief Financial Officer	2017	317,000 (19)	190,200 (20)	—	130,102	1,010	638,312

(1)
Amounts listed in these columns represent the aggregate grant date fair value of the Company’s restricted stock awards (RSAs) and options granted to the named executive officers determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation, rather than amounts paid to or realized by the named individual. See Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for details as to the assumptions used to determine the fair value of these awards. Amounts shown are based on the full grant date fair value of the entire award, regardless of vesting requirements. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with FASB ASC Topic 718.

(2)	All Other Compensation includes premiums paid for group term life insurance, except for Ms. Pelletier and Ms. Knudson as discussed in notes (6) and (22), respectively, below.

(3)	Consists of (i) $727,162 paid to Ms. Pelletier pursuant to Ms. Pelletier’s employment agreement with the Company and (ii) $11,213 accrued but unused vacation time earned during 2018.

(4)
Consists of (i) an executive officer bonus in the amount of $215,000 paid to Ms. Pelletier in her capacity as the Company’s Chief Executive Officer, (ii) a bonus in the amount of $76,429 for the achievement of certain performance milestones by Ms. Pelletier and (iii) a bonus in the amount of $727,128 as approved by the Compensation Committee in respect of her performance and the Company’s performance during 2018.

(5)	All Other Compensation for Ms. Pelletier includes (i) $810 premium paid for group term life insurance and (ii) $6,098 consulting service fees paid to an outside tax adviser on behalf of Ms. Pelletier.

(6)	Consists of (i) $707,000 paid to Ms. Pelletier pursuant to Ms. Pelletier’s offer letter with the Company and (ii) $24,364 accrued but unused vacation time earned during 2017.

(7)
Consists of (i) an executive officer bonus in the amount of $215,000 paid to Ms. Pelletier in her capacity as the Company’s Chief Executive Officer and (ii) a bonus in the amount of $707,700 paid to Ms. Pelletier as approved by the Compensation Committee in respect of her performance and the Company’s performance during 2017.

(8)	Consists of (i) $527,621 paid to Mr. File pursuant to Mr. File’s employment agreement with the Company and (ii) $50,852 accrued but unused vacation time earned during 2018.

(9)
Consists of (i) an executive officer bonus in the amount of $50,000 paid to Mr. File in his capacity as the Company’s Chief Financial Officer, (ii) a bonus in the amount of $30,572 for the achievement of certain performance milestones by Mr. File and (iii) a bonus in the amount of $263,798 as approved by the Compensation Committee in respect of his performance and the Company’s performance during 2018.

(10)	Consists of (i) $513,000 paid to Mr. File pursuant to Mr. File’s offer letter with the Company and (ii) $49,373 accrued but unused vacation time earned during 2017.

(11)
Consists of (i) an executive officer bonus in the amount of $50,000 paid to Mr. File in his capacity as the Company’s Chief Financial Officer and (ii) a bonus in the amount of $256,750 paid to Mr. File as approved by the Compensation Committee in respect of his performance and the Company’s performance during 2017.

(12)	Consists of (i) $423,330 paid to Dr. Culwell pursuant to Dr. Culwell’s employment agreement with the Company and (ii) $23,675 accrued but unused vacation time earned during 2018.

(13)
Consists of (i) a bonus in the amount of $30,572 for the achievement of certain performance milestones by Dr. Culwell and (ii) a bonus in the amount of $169,324 as approved by the Compensation Committee in respect of her performance and the Company’s performance during 2018.

(14)	Consists of (i) $412,000 paid to Dr. Culwell pursuant to Dr. Culwell’s offer letter with the Company and (ii) $16,650 accrued but unused vacation time earned during 2017.

(15)	Consists of a bonus in the amount of $123,600 paid to Dr. Culwell as approved by the Compensation Committee in respect of her performance and the Company’s performance during 2017.

(16)	Consists of $62,993 paid to Ms. Knudson pursuant to Ms. Knudson’s employment agreement with the Company.

(17)
Consists of (i) a bonus in the amount of $95,100 paid to Ms. Knudson pursuant to Ms. Knudson’s employment agreement with the Company and (ii) a bonus in the amount of $150,000 in connection with the consummation of the Merger, as approved our Board of Directors in July 2017.

(18)	All Other Compensation for Ms. Knudson in 2018 includes the severance payment made to Ms. Knudson as described in the “Former Executive Officer” section below.

(19)	Consists of a severance lump sum payment equal to $317,000, or 12 months of Ms. Knudson’s then in effect base salary, as described in the “Former Executive Officer” section below.

(20)	Consists of a bonus in the amount of $190,200 paid to Ms. Knudson pursuant to Ms. Knudson’s employment agreement with the Company.
Narrative Disclosure to Summary Compensation Table
Employment, Severance and Separation Agreements
Current Executive Officers
Our current executive officers- Ms. Pelletier, Mr. File and Dr. Culwell were each appointed to their offices in January 2018 in connection with the Merger (as defined in the “Certain Relationships and Related Persons Transactions” Section below). The amounts reported for each of them in the Summary Compensation Table above, includes compensation paid to or earned by them pursuant to offer letters for their services provided to Private Evofem for the year ended December 31, 2017 and for their services provided as our executive officers for the year ended December 31, 2018 pursuant to their offer letters and subsequent employment agreements described below.
On March 12, 2018, the Company granted Ms. Pelletier, Mr. File and Dr. Culwell options to purchase 825,000, 300,000 and 260,000 shares of our common stock, respectively, with an exercise price of $7.29 per share, which vest over a one year period. On July 31, 2018, the Company granted Ms. Pelletier, Mr. File and Dr. Culwell options to purchase 313,500, 114,000 and 98,800 shares of our common stock, respectively, with an exercise price of $2.10 per share, which vest over a three year period. On November 28, 2018, the Company granted Ms. Pelletier, Mr. File and Dr. Culwell options to purchase 284,625, 103,500 and 100,000 shares of our common stock, respectively, with an exercise price of $3.45 per share, which vest over a three year period.
On July 2, 2018, the Company granted Ms. Pelletier, Mr. File and Dr. Culwell 825,000, 300,000 and 13,733 shares of common stock, respectively, issued as RSAs. Of these RSAs, the Company withheld 493,187, 119,510 and 4,748 shares of common, respectively, to satisfy statutory tax withholding requirements upon vesting of the RSAs on July 2, 2018.
Current Employment Agreements
On July 2, 2018, we entered into employment agreements with each of Ms. Pelletier, Mr. File and Dr. Culwell. Pursuant to the terms of their respective agreements, each of Ms. Pelletier, Mr. File and Dr. Culwell is eligible to receive the amounts reported in the Summary Compensation Table above.
The employment agreements also entitle the executive officers to (i) participate in all equity, pension, savings and retirement plans, welfare and insurance plans, practices, policies, programs and perquisites of employment applicable generally to our senior executives, (ii) receive reimbursement for reasonably incurred business expenses and (iii) receive paid vacation and holiday time in accordance with policies generally applicable to our senior executives. Each executive officer may terminate his or her employment for good reason after giving us thirty days to correct or “cure” the circumstances giving rise to a termination for good reason, and each executive officer may terminate his or her employment upon at least thirty days’ prior written notice to us for any reason other than for good reason. We may terminate the employment of each executive officer without prior written notice for cause or in the event of the executive officer’s disability. We may also terminate the employment of each executive officer without cause on thirty days’ prior written notice. The employment agreements will be automatically terminated upon the death of the applicable executive officer. If an executive officer’s employment is terminated by us for cause, by reason of his or her death or disability, as a result of the applicable executive officer without good reason, we agreed to pay the terminated executive officer the amount of our accrued obligations as of the date of such termination. If an executive officer’s employment is terminated without cause or the applicable executive officer resigns for good reason, then we have agreed to make the payments set forth below.
Severance Obligations
Saundra Pelletier
If Ms. Pelletier is terminated by us other than for cause or Ms. Pelletier resigns for good reason, then pursuant to her employment agreement, we have agreed to pay and provide to Ms. Pelletier: (i) all accrued obligations as of the date of termination, (ii) any accrued but unpaid bonus for the prior fiscal year, (iii) a pro-rated bonus for the year in which the termination occurs as of her termination date, (iv) an amount equal to eighteen months of her then-current base salary in a lump sum and (v) eighteen months of continuing health benefits coverage, each subject to the conditions outlined in the agreement. In addition, fifty percent (50%) of any unvested and outstanding equity interests Ms. Pelletier may have shall immediately vest and become exercisable, in each case subject to the conditions outlined in her equity agreements. If Ms. Pelletier’s employment is terminated without cause or if Ms. Pelletier resigns for good reason, in each case within three months prior to or twelve months following a change of control, then we have agreed to pay and provide to Ms. Pelletier: (i) all accrued obligations as of the date of termination, (ii) an amount equal to twenty-four months of her then-current base salary in a lump sum, (iii) any accrued but unpaid bonus for the prior fiscal year, (iv) her target annual bonus for the year in which the termination occurs at the rate in effect immediately prior to such termination multiplied by a factor of 2.0 and (v) twenty-four months of continuing health benefits coverage, each subject to the conditions outlined in the agreement. In addition, any unvested and outstanding equity interests Ms. Pelletier may have shall fully vest and become exercisable, in each case subject to the conditions outlined in her equity agreements.
Justin J. File and Kelly Culwell, M.D. (each a Non-CEO Executive; or collectively, the Non-CEO Executives)
If a Non-CEO Executive is terminated by us other than for cause or a Non-CEO Executive resigns for good reason, then we have agreed to pay and provide to each Non-CEO Executive: (i) all accrued obligations as of the date of termination, (ii) any accrued but unpaid bonus for the prior fiscal year, (iii) a pro-rated bonus for the year in which the termination occurs as of his or her termination date, (iv) an amount equal to twelve months of his or her then-current base salary in a lump sum and (v) twelve months of continuing health benefits coverage, each subject to the conditions outlined in their respective agreements. In addition, fifty percent (50%) of any unvested and outstanding equity interests a Non-CEO Executive may have shall immediately vest and become exercisable, in each case subject to the conditions outlined in his or her equity agreements. If a Non-CEO Executive’s employment is terminated without cause or if a Non-CEO Executive resigns for good reason, in each case within three months prior to or twelve months following a change of control, then we have agreed to pay and provide to such Non-CEO Executive: (i) all accrued obligations as of the date of termination, (ii) an amount equal to eighteen months of his or her then-current base salary in a lump sum, (iii) any accrued but unpaid bonus for the prior fiscal year, (iv) his or her target annual bonus for the year in which the termination occurs at the rate in effect immediately prior to such termination multiplied by a factor of 1.5 and (v) eighteen months of continuing health benefits coverage, each subject to the conditions outlined in the agreement. In addition, any unvested and outstanding equity interests a Non-CEO Executive may have shall fully vest and become exercisable, in each case subject to the conditions outlined in his or her equity agreements.

Severance Tax Matters
All payments made and benefits available to each executive officer in connection with his or her employment agreement will comply with Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, in accordance with the terms of his or her employment agreement. In the event the benefit provided to an employee (i) constitutes “parachute payments” within the meaning of Section 280G the Code, and (ii) would otherwise be subject to the excise tax imposed by Section 4999 of the Code, then such “Payments” will be reduced. The reduced amount will be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the excise tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount results in the executive officer’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. If a reduction in payments or benefits constituting “parachute payments” is necessary to limit or avoid a certain employee’s excise tax, the reduction shall occur at the election of such employee (provided, however, that such election shall be subject to our approval if made on or after the effective date of the event that triggers the Payment) and may reduce cash payments, cancel accelerated vesting of stock award, and/or reduce employee benefits in any order or combination that maximizes the amount of such reduced amount. In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of such executive officer’s stock awards unless the executive officer elects a different order for cancellation.

Former Executive Officer
On October 15, 2014, Neothetics, Inc., or Neothetics, entered into an executive employment agreement with Ms. Knudson pursuant to which she was paid a base salary of $317,000 in 2017.
On March 2, 2017, Neothetics granted Ms. Knudson options to purchase 16,666 shares of its common stock with an exercise price of $8.58 per share. On June 22, 2017, Neothetics granted Ms. Knudson options to purchase 10,832 shares of its common stock with an exercise price of $13.62 per share. Ms. Knudson’s options are fully vested.
On January 31, 2018, after the Merger, Ms. Knudson’s employment was terminated, pursuant to the Separation and Release Agreement entered into by Neothetics and Ms. Knudson on January 17, 2018, which provided that in the event that Ms. Knudson was terminated within 12 months following a change in control, she was entitled to a severance package consisting of (a) a lump sum payment equal to $317,000, or 12 months of her then in effect base salary, (b) payment of the premiums required to continue Ms. Knudson’s group health coverage for a period of 12 months following termination, valued at $24,939 and (c) full acceleration of all unvested equity awards under the 2007 Stock Plan and 2014 Plan, which had an intrinsic value of $11,344. Ms. Knudson was also entitled to receive a $150,000 cash bonus in connection with the consummation of the Merger, as approved the Board of Directors in July 2017. The exercise period for all options held by Ms. Knudson was extended to the earlier of (i) the expiration of the stock option pursuant to its terms or (ii) March 31, 2019.
Outstanding Equity Awards at December 31, 2018
The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2018, to each of the executive officers named in the Summary Compensation Table.

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable (2)	Option Exercise price ($)	Option Grant Date	Option Expiration date
Saundra Pelletier	6,719 (3) 32,850 (4) 756,256 43,541 — (5)	— 9,226 (4) 68,744 269,959 284,625 (5)	79.87 46.36 7.29 2.10 3.45	6/3/2013 9/28/2016 3/12/2018 7/31/2018 11/28/2018	6/3/2023 9/28/2026 3/12/2028 7/31/2028 11/28/2028
Justin J. File	16,198 (6) 275,002 15,833 — (5)	6,901 (6) 24,998 98,167 103,500 (5)	46.36 7.29 2.10 3.45	9/28/2016 3/12/2018 7/31/2018 11/28/2018	9/28/2026 3/12/2028 7/31/2028 11/28/2028
Kelly Culwell, M.D.	6,250 (7) 238,335 13,722 — (5)	1,449 (7) 21,665 85,078 100,000 (5)	46.36 7.29 2.10 3.45	9/28/2016 3/12/2018 7/31/2018 11/28/2018	9/28/2026 3/12/2028 7/31/2028 11/28/2028
Susan A. Knudson	5,119 5,544 4,160 7,600 7,500 16,666 10,832	— — — — — — —	7.32 8.05 27.45 40.74 5.82 8.58 13.62	2/11/2010 2/6/2014 7/17/2014 2/10/2015 2/4/2016 3/2/2017 6/22/2017	12/31/2019 12/31/2019 12/31/2019 12/31/2019 12/31/2019 12/31/2019

(1)
The number of shares under the option that have vested, except those options described in Note (5) below, for which the vested options are not exercisable before the Company obtaining the requisite stockholder approval at our 2019 annual meeting of stockholders, or the Annual Meeting.

(2)	The number of shares under the option that have not vested, and the vested but unexercisable options for those options described in Note (5) below.

(3)
The share numbers and exercise prices reflected are those of options issued to the executive upon completion of the Merger in January 2018. These options were issued upon completion of the Merger in exchange for options to purchase 261,784 shares of Private Evofem common stock, which were fully vested upon grant, at an exercise price of $2.05 per share awarded to the executive by Evofem Operations in 2013 (See more detail described in Note 3 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018).

(4)
The share numbers and exercise prices reflected are those of options issued to the executive upon completion of the Merger in January 2018. These options were issued upon completion of the Merger in exchange for options to purchase an aggregate of 1,639,404 shares of Private Evofem common stock at an exercise price of $1.19 per share awarded to the executive by Evofem Operations in 2016.

(5)
These options were issued out of the share reserve increase of 2,500,000 shares approved by our Board of Directors under the Amended and Restated 2014 Plan in November 2018, and are subject to the Company obtaining the requisite stockholder approval at the Annual Meeting.

(6)
The share numbers and exercise prices reflected are those of options issued to the executive upon completion of the Merger in January 2018. These options were issued upon completion of the Merger in exchange for options to purchase an aggregate of 900,000 shares of Private Evofem common stock at an exercise price of $1.19 per share awarded to the executive by Private Evofem in 2016.

(7)
The share numbers and exercise prices reflected are those of options issued to the executive upon completion of the Merger in January 2018. These options were issued upon completion of the Merger in exchange for options to purchase 300,000 shares of Private Evofem Common stock at an exercise price of $1.19 per share awarded to the executive by Private Evofem in 2016.

Employee Benefit and Equity Incentive Plans
Stock Compensation Plans

Summary of the Amended and Restated 2014 Plan
The Company initially adopted the 2007 Stock Plan, or 2007 Plan, in March 2007 under which 211,893 shares of common stock were reserved for issuance to employees, non-employee directors, and consultants of the Company. The Company ceased granting any additional awards under our 2007 Plan, and presently grants equity awards under the Amended and Restated 2014 Plan.
On September 15, 2014, our Board of Directors adopted, and our stockholders approved, the 2014 Equity Incentive Plan. The 2014 Equity Incentive Plan, as amended and restated, provides incentives that will assist us to attract, retain, and motivate employees, including officers, consultants, and directors. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and units and other cash-based or share-based awards. In addition, the Amended and Restated 2014 Plan contains a mechanism through which we may adopt a deferred compensation arrangement in the future.
A total of 166,666 shares of our common stock was initially authorized and reserved for issuance under the Amended and Restated 2014 Plan. As of March 31, 2019, a total of 640,547 shares of our common stock were reserved and available for issuance under the Amended and Restated 2014 Plan, which excludes 1,013,375 shares of stock options granted in November 2018 subject to stockholder approval. If Proposal 2 is approved, a total of 2,127,172 shares of our common stock will be reserved and available for issuance under the Amended and Restated 2014 Plan. Per the terms of the Amended and Restated 2014 Plan (as currently in effect and as proposed to be amended and restated), this reserve will automatically increase on each January 1 through 2024, by an amount equal to the smaller of:

•	4% of the number of shares of common stock issued and outstanding on the immediately preceding December 31; or

•	an amount determined by our Board of Directors.

Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the Amended and Restated 2014 Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the Amended and Restated 2014 Plan.

The Amended and Restated 2014 Plan is administered by the Compensation Committee of our Board of Directors. Pursuant to the provisions of the Amended and Restated 2014 Plan, the Compensation Committee determines, in its discretion, the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The Compensation Committee has the authority to construe and interpret the terms of the Amended and Restated 2014 Plan and awards granted under it. The Amended and Restated 2014 Plan provides, subject to certain limitations, for indemnification by us of any director, officer, or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Amended and Restated 2014 Plan.
In the event of a change in control as described in the Amended and Restated 2014 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the Amended and Restated 2014 Plan or substitute substantially equivalent awards. The Compensation Committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the Board of Directors who are not employees will automatically be accelerated in full upon a change in control. Any award held by a participant whose service has not terminated prior to a change in control that is not assumed, continued, or substituted for in connection with a change in control or are not exercised or settled prior to the change in control will terminate effective as of the time of the change in control. Notwithstanding the foregoing, except as otherwise provided in an award agreement governing any award, in the discretion of the Compensation Committee, any award that is not assumed, continued, or substituted for in connection with a change in control shall, subject to the provisions of applicable law, become fully vested and exercisable and/or settleable as of a date prior to, but conditioned upon, the consummation of the change in control. The Amended and Restated 2014 Plan also authorizes the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change in control in exchange for a payment to the participant with respect to each vested share subject to the cancelled award (and each unvested share, if so determined by the Compensation Committee) of an amount equal to the excess of the fair market value of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share, if any, under the award. The vesting schedules of all outstanding options of the Company, excluding any shares issuable pursuant to the assumed equity incentive plan of Private Evofem, were fully accelerated in connection with the Merger and termination of employment or service arrangement with the Company.
The Amended and Restated 2014 Plan will continue in effect until it is terminated, provided, however, that all awards will be granted, if at all, within ten years of its effective date. The Compensation Committee may amend, suspend or terminate the Amended and Restated 2014 Plan at any time, provided that without stockholder approval, the Amended and Restated 2014 Plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law or listing rule.

Summary of the 2018 Inducement Plan
On November 6, 2018 the compensation committee of our Board of Directors approved our 2018 Inducement Equity Incentive Plan, or the Inducement Plan, and reserved 250,000 shares of our common stock to be used exclusively for grants of awards to individuals that were not previously employees or directors of the company, as an inducement to the individual’s entry into employment with the company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4). The Inducement Plan provides for the grant of equity-based awards, including options, restricted and unrestricted stock awards, and other stock-based awards, and its terms are substantially similar to the Amended and Restated 2014 Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception. As of March 31, 2019, there were 94,000 shares outstanding and 156,000 shares available for grant under the Inducement Plan.
Private Evofem Equity Incentive Plan
The Private Evofem Equity Incentive Plan was assumed by the Company in connection with the Merger and shares of Private Evofem common stock issuable pursuant to options previously granted under the Private Evofem Equity

Incentive Plan became options to purchase our common stock upon completion of the Merger. No new awards may be granted under the Private Evofem Equity Incentive Plan. As of March 31, 2019, a total of 152,165 shares of our common stock were reserved for issuance upon the exercise of outstanding options under the Private Evofem Equity Incentive Plan.
Employee Stock Purchase Plan
In November 2014, the Company adopted the 2014 Employee Stock Purchase Plan (the ESPP), which enables eligible employees to purchase shares of its common stock using their after-tax payroll deductions of up to 15% of their eligible compensation, subject to certain restrictions.
The ESPP initially authorized the issuance of 28,333 shares of common stock pursuant to purchase rights granted to employees. The number of shares of common stock reserved for issuance automatically increased on January 1, 2015 and will continue to increase on each January 1 thereafter through January 1, 2024, by the smaller of (a) 1.0% of the total issued and outstanding shares on the preceding December 31, or (b) a number of shares determined by the board of directors of the Company. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the IRC).
As of March 31, 2019, there were no shares of common stock purchased under the ESPP.
Perquisites, Health and Retirement Benefits
Health, Welfare and Retirement Benefits
Our named executive officers and the Private Evofem officers listed above are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, in each case on the same basis as other employees.
Director Compensation
The following table sets forth the compensation (cash and equity) received by our non-employee directors during the year ended December 31, 2018. Ms. Demski, Mr. Gorbachev, and Mr. Nugent resigned as members of our Board of Directors on January 17, 2018, in connection with the Merger.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All other Compensation ($)	Totals ($)
Thomas Lynch	76,837	190,741	1,745,926 (2)	2,013,504
Gillian Greer, Ph.D.	55,984	190,741	—	246,725
William Hall, Ph.D., M.D.	59,812	190,741	—	250,553
Kim Kamdar, Ph.D.	52,634	63,899	—	116,533
Tony O’Brien	62,204	148,152	—	210,356
Colin Rutherford	60,000	270,442	—	330,442
Martha J. Demski	2,673	—	—	2,673
Maxim Gorbachev	1,988	—	—	1,988
Jeffrey M. Nugent	2,399	—	—	2,399

(1) With respect to option awards granted, amounts listed in this column represent the aggregate fair value of the option awards computed as of the grant date of each option award in accordance with FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in Note 11 to our financial statements for the year ended December 31, 2018, which are included in our Annual Report on Form 10-K, which is incorporated herein by reference.
(2) Consists of (i) $282,823 consulting fees, (ii) $1,413,103 options and restricted stock units awarded under Mr. Lynch’s 2016 and 2017 Consulting Agreements, representing the aggregate fair value of the awards computed as of the grant date in accordance with FASB ASC Topic 718, and (iii) $50,000 discretionary cash bonus earned in connection with Mr. Lynch’s consulting services provided during 2018. Mr. Lynch did not receive an equity award in 2018 in his capacity as a member of our Board of Directors.

The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2018, to each of our non-employee directors named in the Director Compensation table above. Ms. Demski, Mr. Gorbachev, and Mr. Nugent had no equity awards outstanding as of December 31, 2018.

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable (2)	Option Exercise price ($)	Option Grant Date	Option Expiration date
Thomas Lynch	3,850 197,838 — 11,873	— 51,853 12,875 73,627	46.38 7.29 6.99 2.10	10/13/2016 3/12/2018 5/8/2018 7/31/2018	10/13/2026 3/12/2028 5/8/2028 7/31/2028
Gillian Greer, Ph.D.	6,172 —	18,519 12,875	7.29 6.99	3/12/2018 5/8/2018	3/12/2028 5/8/2028
William Hall, Ph.D., M.D.	6,172 —	18,519 12,875	7.29 6.99	3/12/2018 5/8/2018	3/12/2028 5/8/2028
Kim Kamdar, Ph.D.	6,065 8,905 10,583 2,075 —	— — — — 12,875	37.74 6.78 12.90 13.14 6.99	6/16/2015 6/21/2016 5/11/2017 6/20/2017 5/8/2018	6/16/2025 6/21/2026 5/11/2027 6/20/2027 5/8/2028
Tony O’Brien	6,172 —	18,519 12,875	7.29 2.31	3/12/2018 7/24/2018	3/12/2028 7/24/2028
Colin Rutherford	770 21,172 — 770	— 18,519 12,875 4,780	43.64 7.29 6.99 2.10	3/8/2017 3/12/2018 5/8/2018 7/31/2018	3/8/2027 3/12/2028 5/8/2028 7/31/2028
In June 2015, our Board of Directors approved a compensation policy for our non-employee directors to adjust compensation based upon current market rates. This policy remained in effect through January 2018, and provided the following compensation:

•	Each non-employee director will receive an annual cash retainer in the amount of $35,000 per year.

•	The Lead Independent Director will receive an additional annual cash retainer in the amount of $17,500 per year.

•
The chairperson of the audit committee will receive additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee will receive additional annual cash compensation in the amount of $7,500 per year for such member’s service on the audit committee.

•
The chairperson of the compensation committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the compensation committee.

•
The chairperson of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $7,500 per year for such chairperson’s service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $3,500 per year for such member’s service on the nominating and corporate governance committee.

•
Each non-employee directors will receive a stock option grant with an initial grant equal to a cash value of $125,000 in shares of the Company’s common stock upon a director’s initial appointment or election to the board of directors, vesting quarterly over a three-year period and an annual stock option grant equal to a cash value of $65,000 in shares of the Company’s common stock on the date of each annual stockholder’s meeting thereafter, fully vesting in one year from the date of grant.

In January 2018, our Board of Directors amended our Non-Employee Director Compensation Policy to provide the compensation set forth below, which remained effect through February 2019:

•	Each non-employee director will receive an annual cash retainer in the amount of $50,000 per year.

•	The Chairman of the Board will receive an additional annual cash retainer in the amount of $17,500 per year.

•
The chairperson of the Audit Committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the Audit Committee. Each non-chairperson member of the Audit Committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the Audit Committee.

•
The chairperson of the Compensation Committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the Compensation Committee. Each non-chairperson member of the Compensation Committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the Compensation Committee.

•
The chairperson of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $7,500 per year for such chairperson’s service on the Nominating and Corporate Governance Committee. Each non-chairperson member of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $3,500 per year for such member’s service on the Nominating and Corporate Governance Committee.

•
Each non-employee director will receive a stock option grant with an initial grant equal to a cash value of $180,000 in shares of our common stock upon a director’s initial appointment or election to our Board of Directors, vesting quarterly over a three-year period and an annual stock option grant equal to a cash value of $90,000 in shares of our common stock on the date of each annual stockholder’s meeting thereafter, beginning in 2018, fully vesting in one year from the date of grant.

In February 2019, our Board of Directors amended our Non-Employee Director Compensation Policy related to equity compensation set forth below. All other compensations set forth in the Non-Employee Director Compensation Policy effective January 2018 remain the same.

•
Each non-employee directors will receive a stock option grant with an initial grant equal 100,000 shares of the Company’s common stock upon a director’s initial appointment or election to the Board of Directors, vesting quarterly over a 3 year period and an annual stock option grant equal to 50,000 shares of the Company’s common stock on the date of each annual stockholder’s meeting thereafter, fully vesting in one year from the date of grant.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2018:

Plan Category	Number of Securities to be Issued Upon Exercise of Awards (a)	Weighted Average Exercise Price of Outstanding Awards (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by Stockholders (1)	5,521,462 (2)	$5.67	192,919 (3)
Equity compensation plans not approved by Stockholders (4)	94,000	$3.88	156,000
Total	5,615,462		348,919

(1)
Includes our 2007 Plan and the Amended and Restated 2014 Plan. This table does not include the number of shares issuable upon exercise of issued and outstanding awards under the Private Evofem Equity Incentive Plan. No new awards may be issued under the Private Evofem Equity Incentive Plan. As of March 31, 2019, a total of 152,165 shares of our common stock were reserved for issuance upon the exercise of outstanding options under the Private Evofem Equity Incentive Plan with a weighted average exercise price of $57.27 per share.

(2)	Includes 1,013,375 shares of options granted in November 2018 subject to the Company obtaining the requisite stockholder approval at the Annual Meeting.

(3)
As of December 31, 2018, an aggregate of 74,094 shares of common stock were available for grant under the Amended and Restated 2014 Plan and an aggregate of 118,825 shares were available for issuance under the ESPP. The Amended and Restated 2014 Plan contains a provision for an automatic increase in the number of shares available for grant each January 1st until and including January 1, 2024, subject to certain limitations, by a number of shares equal to the lesser of 4% of the number of shares of our common stock issued and outstanding on the immediately preceding December 31 or a number of shares set by our Board of Directors. The ESPP contains a provision for an automatic increase in the number of shares available for issuance under the ESPP each January 1st and including January 1, 2024, subject to certain limitations, by a number of shares equal to the lesser of 1% of our common stock issued and outstanding on the immediately preceding December 31 or a number of shares set by our Board of Directors.

(4)	Includes the 2018 Inducement Plan.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.evofem.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of independent registered public accountants. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2018, the Audit Committee took the following actions:

•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management and Deloitte & Touche LLP, our independent registered public accounting firm for the year ended December 31, 2018;

•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and

•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP communications with the Audit Committee and the Audit Committee further discussed with Deloitte & Touche LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Members of the Evofem Biosciences, Inc. Audit Committee

Colin Rutherford, Chairman
Kim P. Kamdar, Ph.D.
Tony O'Brien

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Company Policy Regarding Related Party Transactions
Our Audit Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons, and any other persons whom our Board of Directors determines may be considered related parties, has or will have a direct or indirect material interest. If advanced approval is not feasible, the Audit Committee has the authority to ratify a related party transaction at the next Audit Committee meeting. For purposes of our Audit Committee charter, a material interest is deemed to be any consideration received by such a party in excess of the lesser of $120,000 per year or 1% of the average of our total assets for the last two completed fiscal years.
In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that our committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by our committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of our committee. This approval authority may also be delegated to the Chairperson of the Audit Committee in respect of any transaction in which the expected amount is less than $500,000.
The Audit Committee or its chairperson, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as our committee or the Chairperson determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of our relationship with the related party, the significance of the transaction to us, and whether the transaction would be likely to impair (or create an appearance of impairing) the judgment of a director or executive officer to act in our best interest. No member of the Audit Committee may participate in any review, consideration, or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party, except that such member of the Audit Committee will be required to provide all material information concerning the related party transaction to the Audit Committee.
Except as otherwise set forth below, during the years ended December 31, 2018, 2017 and 2016 there were no transactions to which we will be a party, nor are there any currently proposed transactions to which we will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 per year or 1% of the average of our total assets for the last two completed fiscal years; and

•
any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Financing and the Merger

On January 17, 2018, we completed a business combination in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of October 17, 2017, by and among the Company, Nobelli Merger Sub, Inc., our wholly owned subsidiary, or Merger Sub, and Private Evofem, pursuant to which the Merger Sub merged with and into Private Evofem, with Private Evofem surviving as our wholly owned subsidiary, or the Merger. See Item 7- Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2018, filed on March 1, 2019, or our Annual Report, and Note 3 - Merger and Related Transactions of our consolidated financial statements for the year ended December 31, 2018 included in Item 15 of our Annual Report for more information regarding the Merger.
In connection with the Merger, we issued shares of our common stock to certain investors in Private Evofem, including funds affiliated with Invesco Ltd., at a purchase price of $12.389355 per share in the financing. In addition, we issued shares of our common stock and, with respect to discretionary investment funds, managed by Woodford Investment Management as discretionary investment manager, the Post-Merger Warrants. Upon the closing of the Merger, the funds affiliated with Invesco Ltd. and the discretionary investment funds, managed by Woodford Investment Management as discretionary investment manager each beneficially owned more than 10% of our issued and outstanding capital stock. The issuances to funds affiliated with Invesco Ltd. and to discretionary investment funds managed by Woodford Investment Management as discretionary investment manager in connection with the Merger and Financing are reflected below:

Name	Shares of Common Stock Issued in the Financing	Shares of Common Stock Issued in Connection with the Merger	Warrants to Purchase Shares of Common Stock Issued in Connection with the Merger (1)
Omnis Income & Growth Fund a sub-fund of Omnis Portfolio Investments ICVC	None.	171,975	50,000
Woodford Patient Capital Trust Plc	None.	1,672,611	475,000
LF Woodford Equity Income Fund, a sub fund of LF Woodford Investment Fund	None.	5,620,952	1,475,000
Invesco Perpetual High Income Fund	375,000	3,144,366	None.
Invesco Perpetual Income Fund	1,239,289	2,278,843	None.

(1)
With the exception of the warrant issued to Woodford Patient Capital Trust Plc, the warrants listed in this column were fully exercised as of February 8, 2019 as described in the “Reload Warrant Transaction” Section below.

May 2018 Public Offering
In May 2018, we issued an aggregate of 7,436,171 shares of common stock at a public offering price of $4.69 per share and pre-funded warrants to purchase 1,063,829 shares of common stock at a public offering price of $4.68 per warrant and an exercise price of $0.01 per shares, or the May Offering. Each share of common stock and pre-funded warrant was issued together with a common warrant to purchase one-fifth of a shares of our common stock at a public offering price of $0.01 per warrant and an exercise price of $7.50 per shares. An aggregate of 8,500,000 common warrants were issued in connection with the May Offering are exercisable to purchase an aggregate of 1,700,000 shares of common stock.
Certain of our existing stockholders and their affiliated entities of our directors, purchased an aggregate of $20.0 million of our shares in the May Offering at the public purchase price. The table below sets forth the aggregate number of common shares and common warrants issues to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, at the time of the transaction:

Name	Shares of Common Stock Issued in the May Offering	Common Warrants to Purchase Shares of Common Stock Issued in The May Offering (1)
Omnis Income & Growth Fund a sub-fund of Omnis Portfolio Investments ICVC	212,766	42,553
Woodford Patient Capital Trust Plc	212,766	—
Quilter Investors UK Equity Income II Fund	—	42,553
LF Woodford Equity Income Fund, a sub fund of LF Woodford Investment Fund	1,702,127	340,425
Invesco Perpetual High Income Fund	1,601,985	320,397
Invesco Perpetual Income Fund	525,674	105,134

(1)	The warrants listed in this column were fully exercised as of February 8, 2019 as described in the “Reload Warrant Transaction” Section below.

Consulting Agreements
Joe Pike

In August 2013, the Company entered into a consulting agreement (the 2013 Consulting Agreement) with Joe Pike, one of Private Evofem’s founders and then chairman of Private Evofem's Board of Directors. Consideration under the 2013 Consulting Agreement was amended in January 2014 and January 2015. Pursuant to the 2013 Consulting Agreement, as amended, Mr. Pike provided consulting services with respect to management advisory services as requested from time to time. The 2013 Consulting Agreement, as amended, provided for monthly compensation of approximately $29,000. In November

2015, Mr. Pike resigned as chairman of the Private Evofem’s Board of Directors. On September 14, 2016, the 2013 Consulting Agreement was terminated and included (i) a waiver by Mr. Pike for approximately $0.2 million in consulting fees and (ii) a termination fee of approximately $0.4 million, which included approximately $0.3 million for tax liabilities incurred from a reorganization of Private Evofem during 2015 ((the 2015 Reorganization) (see Founder Transactions below for additional information). Compensation paid to Mr. Pike totaled zero and $0.4 million, respectively, during the years ended December 31, 2017 and 2016.
Thomas Lynch

Effective April 1, 2016, Private Evofem entered into a one-year consulting agreement (the 2016 Consulting Agreement) with Thomas Lynch, the chairman of the Company’s board of directors. Pursuant to the 2016 Consulting Agreement, Mr. Lynch provides consulting services with respect to investor relations and business development activities as requested from time to time. Pursuant to the 2016 Consulting Agreement, Mr. Lynch (i) received compensation of approximately $0.4 million, including $0.1 million related to his board services, (ii) received a stock option for the purchase of 3,850 shares of common stock with an exercise price of $46.36 per share, which vest over a one-year period through March 1, 2017 and (iii) was issued a restricted stock unit (RSU) for the rights to 2,566 shares of common stock. Upon closing of the Merger, Mr. Lynch agreed to cancel all of his unvested RSUs received pursuant to the 2016 Consulting Agreement. See Restricted Stock Units discussion in Note 11 — Stock-based Compensation for the accounting treatment for Mr. Lynch’s RSUs granted in 2016. On July 2, 2018, under the Amended and Restated 2014 Plan, the Company issued 75,000 shares of RSUs to Mr. Lynch in consideration for certain consulting services provided to the Company in connection with the 2016 Consulting Agreement. The RSUs were fully vested on the grant date.

In August 2017, Private Evofem and Mr. Lynch entered into a two-year consulting agreement, or the 2017 Consulting Agreement, which was effective as of April 1, 2017. This 2017 Consulting Agreement provides for (i) annual compensation of $0.4 million, including $0.1 million related to his board services and (ii) a stock option for the purchase of 6,416 shares of common stock that vests quarterly through March 31, 2018, which remained unissued at the time of the Merger. On March 12, 2018, the Company issued a stock option for the purchase of 225,000 shares of the Company’s common stock in lieu of the unissued stock option pursuant to the 2017 Consulting Agreement, of which 125,000 vested on the grant date and the remaining shares shall vest in a series of twelve successive equal monthly installments upon completion of each additional month of service measured from April 1, 2018. The option was awarded in connection with Mr. Lynch’s consulting services for the Company for the fiscal years 2016 to 2018. This option was granted under the Amended and Restated 2014 Plan, which was approved at the Company’s annual meeting held on May 8, 2018. On July 31, 2018, the Company issued additional stock options for the purchase of 85,500 shares of the Company’s common stock pursuant to the 2017 Consulting Agreement, which vest in a series of 36 successive equal monthly installments upon completion of each additional month of service measured from the grant date.
Consulting fees incurred under the 2017 Consulting Agreements were approximately $0.3 million for both the years ended December 31, 2018 and 2017. On July 31, 2018, the Compensation Committee, with the authorization of our Board of Directors, approved a one-time, discretionary cash bonus award to Mr. Lynch in the amount of $50,000. As of December 31, 2018, 2017 and 2016, accrued compensation, excluding board fees, owed to Mr. Lynch was $0.1 million, $0.1 million and $0.3 million, respectively.
Effective April 1, 2019, the Company entered into a consulting agreement with Mr. Lynch pursuant to which he will receive approximately $0.3 million in consulting fees, and 150,000 RSUs, which shall vest quarterly over one year from April 1, 2019. In addition, Mr. Lynch is also eligible for an annual bonus of up to 100% of his annual consulting fees based upon the achievement of the Company’s corporate goals and objectives as determined by and subject to approval of the Board of Directors.
Founder Transactions
Private Evofem’s 2015 Reorganization created tax liabilities of approximately $0.4 million on an aggregate basis for two of Private Evofem’s founders, Mr. Pike and Thomas Darden. In March 2016, Private Evofem’s Board of Directors authorized Private Evofem to issue a one-time bonus to each of the founders to cover their tax liabilities. As described under Consulting Agreements, above, Mr. Pike received approximately $0.3 million, which was included as part of his $0.4 million termination fee associated with the 2013 Consulting Agreement. Mr. Darden’s fee of approximately $0.1 million was paid during the year ended December 31, 2017.

Transactions with Cosmederm
Prior to a reorganization of Private Evofem and its related companies in October 2015 involving Private Evofem’s former subsidiary, EvoMed LLC, or EvoMed, Evofem, Inc. and Cosmederm, Inc., or Cosmederm, were both wholly-owned subsidiaries of EvoMed. As of July 18, 2016, and after a series of transactions, Cosmederm was no longer affiliated with the Company’s subsidiaries or affiliates.
Cosmederm Lease
In November 2009, Private Evofem entered into a lease for office space under a noncancelable lease agreement that expired in March 2017, or the UTC Lease, as amended. Through January 2015, Private Evofem shared this office space with Cosmederm Biosciences, Inc., or Cosmederm, when Private Evofem assigned its rights and obligations under the UTC Lease to Cosmederm. Effective February 27, 2017, Private Evofem entered into a lease termination agreement, or the UTC Lease Termination, with Cosmederm and the landlord for the UTC Lease. In March 2017, Private Evofem paid $55,000 of an early termination fee directly to Cosmederm who remitted the fee to the landlord, and derecognized the security deposit receivable from the landlord and payable to Cosmederm. Upon execution of the UTC Lease Termination, Private Evofem was relieved of all obligations under the UTC Lease.
Cosmederm Note
During 2015, Evofem, Inc. and Cosmederm entered a promissory note in favor of Cosmederm, or the Cosmederm Note, for an aggregate principal amount of $15.0 million. The interest rate on the Cosmederm Note was at the applicable federal rate as published by the Internal Revenue Service. Principal and accrued interest were due in a single lump sum payment upon maturity, August 28, 2016; however, the Cosmederm Note allowed for early repayment.
In July 2016 and in conjunction with Private Evofem’s Series D financing (see Series D Redeemable Convertible Preferred Stock discussion in Note 8 - Convertible Preferred Stock to our audited financial statements appearing in our Current Report on Form 8-K/A as filed with the SEC on April 6, 2018), (i) Private Evofem and Cosmederm amended the Cosmederm Note which (a) reduced the principal amount of the Cosmederm Note to the then outstanding principal balance of $10.0 million and (b) extended the maturity date of the Cosmederm Note to August 28, 2018, or the Amended Cosmederm Note, and (ii) Cosmederm assigned the Amended Cosmederm Note to discretionary investment funds, managed by Woodford Investment Management as discretionary investment manager. As a condition to closing Private Evofem’s Series D Financing, discretionary investment funds, managed by Woodford Investment Management as discretionary investment manager immediately converted $5.0 million of the Amended Cosmederm Note into 10 shares of Evofem’s Series D Preferred Stock and cancelled the remaining $5.0 million owed pursuant to the Amended Cosmederm Note, or the Debt Cancellation.
As of December 31, 2018, 2017 and 2016, the Company had no receivables from Cosmederm. The following table summarizes payments and expenses related to the Company’s transactions with Cosmederm as of and for the years ended December 31, 2017 and 2016 (in thousands). There were no transactions with Cosmederm as of and for the year ended December 31, 2018.

	2017	2016
Payments (including principal and interest on the Cosmederm Note)	$—	$4,976
UTC lease expenses	$—	$109
Interest expense	$—	$49
Transactions with WCGI and Related Entities

From 2009 to 2016, Ms. Saundra Pelletier was the founding Chief Executive Officer of WomanCare Global International, a non-profit organization registered in England and Wales (WCGI). In February 2013, Private Evofem and WCGI formed an alliance (the WCGI Alliance) and Ms. Pelletier also became Private Evofem’s CEO. Concurrent with the forming of the WCGI Alliance, Private Evofem and WCGI entered into (i) a service agreement to which the companies shared resources and employees and (ii) a three-year grant agreement under which the Private Evofem provided funding of $4.0 million per year to WCGI.
From 2011 to 2017, Ms. Pelletier served as a director of the board of WCGT, a WCGI subsidiary. Effective in February 2015, Private Evofem and WCGT entered into a sublease for office space (WCG Sublease), which was reassigned to WCG Cares effective April 1, 2018. The Company terminated the WCG Sublease in the fourth quarter of 2018. In October

2015, (a) Private Evofem, through its wholly-owned subsidiaries, entered into two sublicense agreements whereby Private Evofem was responsible for paying $5.0 million in annual sublicense fees, net of amounts paid under the grant agreement during 2015, to WCGCIC, also a WCGI affiliate, and (b) the service and grant agreements were canceled. Sublicense fees are included in R&D expenses in the consolidated statements of operations.
In early 2015, Private Evofem became the corporate sponsor of WCGI’s “Then Who Will” educational campaign, which ended in late 2017. During each of the years ended December 31, 2017 and 2016, corporate support payments to vendors performing services for the “Then Who Will” campaign on behalf of WCGI totaled approximately $0.3 million, which were included in general and administrative expenses in the consolidated statements of operations. There were no such payments during the year ended December 31, 2018.
Effective January 2016, Private Evofem and WCGI entered into a shared-services agreement (SSA), which replaced the prior service agreement. Under the terms of the SSA, Private Evofem and WCGI cross charge the other company’s services provided by each entity on behalf of the other. The SSA also allows for netting of due to and due from shared-services fees. Through December 31, 2016, Ms. Pelletier was being paid directly by each WCGI and Private Evofem. As of January 1, 2017, Ms. Pelletier was no longer paid directly by WCGI and was subject to Private Evofem’s SSA. Services provided under the SSA on behalf of WCGI totaled approximately $0.1 million, $0.8 million and $0.4 million for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018, 2017 and 2016, net shared-services due to the Company was minimal for all periods.

The following table summarizes receivables, payables, payments and expenses related to the Company’s transactions with WCGI related entities as of and for the years ended December 31, 2018, 2017 and 2016, respectively (in thousands):

	2018	2017	2016
Receivables	$3	$17	$30
Payables	$1,292	$2,077	$3,012
Payments	$883	$1,026	$3,230
Expenses	$98	$89	$6,198
Transactions with WCG Cares
In 2013, WCG Cares, a 501(c)(3) nonprofit organization was incorporated under the laws of the State of California. Its primary purpose is to directly engage in and/or fund the development and implementation of programs that promote reproductive health, education, research and increased access to high-quality, innovative and affordable reproductive healthcare and healthcare products around the world. Ms. Pelletier served as the CEO and President of WCG Cares from 2013 to November 2017. She became a director of the board in November 2017 and served as chair of the Board of Directors from November 2017 to May 2018. Additionally, Mr. Justin J. File served as WCG Cares' Chief Financial Officer from November 2017 to May 2018. Dr. Kelly Culwell continues to serve as WCG Cares' Chief Medical Officer since November 2017, and also became a director of the board in January 2019 with a term of 3 years until December 31, 2021. See shared-services agreement discussion below.

In August 2017, Private Evofem agreed to provide WCG Cares with $0.1 million in funding, which was paid to WCG Cares in October 2017, to support WCG Cares’ Women Deliver Young Leaders program. The Company also agreed to be a corporate sponsor of WCG Cares’ U.S. education campaign, the Tryst Network, which officially launched in February 2018. The Company paid WCG Cares a one-time payment of $0.3 million in March 2018 in connection with this corporate sponsorship of the Tryst Network. During the second quarter of 2018, the Company ceased its corporate sponsorship of the Tryst Network. As of December 31, 2018 and 2017, accrued Tryst-related costs totaled zero and $0.2 million, respectively.
In March 2018, the Company and WCG Cares entered into a shared-services agreement, or the Cares Shared Services Agreement. Under the terms of the Cares Shared Services Agreement, the Company and WCG Cares cross charge services provided by each entity (or its subsidiaries) on behalf of the other. The Cares Shared Services Agreement also allows for netting of due to and due from shared-services fees. As of December 31, 2018, net shared-services due to the Company was minimal.

The following table summarizes receivables, payables, payments and expenses related to the Company’s transactions with WCG Cares as of and for the years ended December 31, 2018 and 2017, respectively (in thousands):

	2018	2017
Receivables	$7	$—
Payables	$—	$175
Payments	$302	$—
Expenses	$127	$175
Transactions with Women Deliver
Women Deliver is a tax-exempt charitable organization under Section 501(c)(3) of the Internal Revenue Code. Its mission is to drive progress for gender equality, particularly in maternal, sexual, and reproductive health and rights globally through advocacy and Women Deliver programs. Ms. Pelletier became a director of the board in January 2013 and served as chair of the Board of Directors from May 2017 to July 2018. In July 2018, the Company and Women Deliver entered into a Corporate Sponsorship Agreement, under which the Company desired to become a corporate sponsor of the Women Deliver 2019 Conference and to provide financial support for Women Deliver programs. The Company agreed to pay $0.2 million to Women Deliver no later than January 31, 2019. As of December 31, 2018, this amount has not been paid. In February 2019, the Company received a letter from Women Deliver, under which both parties mutually agreed to release the Company’s sponsorship on this outstanding payment.
Private Evofem Series D Preferred Stock Financings
In July 2016, Private Evofem completed the initial sale and issuance of shares of its Series D Preferred Stock to discretionary investment funds managed by Woodford Investment Management, or WIM, as discretionary investment manager issuing 31 shares of Private Evofem Series D Preferred Stock, at a purchase price of $500,000 per share, for gross cash proceeds to Private Evofem of $15.5 million and issuing 10 shares of Private Evofem Series D Preferred Stock upon cancellation of the Amended Cosmederm Note. See the section entitled “Cosmederm Note” above). In July 2017, Private Evofem issued an additional 15 shares of Private Evofem Series D Preferred Stock to discretionary investment funds, managed by Woodford Investment Management as discretionary investment manager at a purchase price of $500,000 per share in exchange for gross cash proceeds to Private Evofem of $7.5 million. In November 2017, Evofem issued an additional 5 shares of Private Evofem Series D Preferred Stock to discretionary investment funds, managed by Woodford Investment Management as discretionary investment manager at a purchase price of $500,000 per share in exchange for gross cash proceeds to Private Evofem of $2.5 million.
In connection with these issuances of shares of Private Evofem Series D Preferred Stock, Private Evofem issued warrants to purchase shares of a class of Private Evofem capital stock to be created and issued in Private Evofem’s next completed equity financing, or the Private Evofem Warrants or Private Evofem Series D Warrant Rights. The number of shares of Private Evofem capital stock issuable upon full exercise of the Private Evofem Warrants was to equal (i) 75% of the aggregate purchase price to be paid by the purchasers of Private Evofem’s Series D Preferred Stock divided by (ii) the per share price of the shares of Private Evofem capital stock to be issued in such a next completed equity financing. Private Evofem did not complete any such next equity financing triggering the exercisability of the Private Evofem Warrants. The exercise price per share for the Private Evofem Warrants was to be the price per share paid by the other investors in a next equity financing. As of December 31, 2017, the Private Evofem Warrants remained outstanding, but were not yet exercisable for shares of Private Evofem capital stock.
Upon completion of the Merger, Private Evofem’s Series D Warrant Rights were assumed by Neothetics, and exchanged for an aggregate of three shares of the Company’s common stock and the warrants to purchase up to 2,000,000 shares of the Company’s common stock, or the WIM Warrants. The three shares issued in connection with the WIM Warrants may not be separately transferred from the WIM Warrants. The WIM Warrants became exercisable on January 17, 2019 and shall remain exercisable until the earlier of January 17, 2022 or immediately prior to the completion of an acceleration event, as defined, and have an exercise price of $8.35 per share. On February 5, 2019, the Company entered into a repricing letter agreement with WIM. Upon execution of the agreement, investment funds managed by WIM exercised their WIM Warrants to purchase an aggregate 1,525,000 shares of common stock at a reduced exercise price of $2.64 per share.
The Company determined that the WIM Warrants are free standing financial instruments and equity classified in accordance with ASC 480 - Distinguish Liabilities from Equity. To determine the fair value of the WIM Warrants, the Company utilized the Black-Scholes-Merton (BSM) option-pricing model, where the warrants exercise price was determined based on a

Monte Carlo simulation. The valuations resulted in a concluded fair value of the WIM Warrants of $14.1 million as of January 18, 2018.
Reload Warrant Transaction
On February 5, 2019, we entered into letter agreements, or the Letter Agreements, with holders of issued and outstanding warrants. These holders consisted of funds, managed by Woodford Investment Management as discretionary investment manager and entities affiliated with Invesco Ltd, or collectively, the Warrant Holders, pursuant to which we offered the Warrant Holders the opportunity to exercise previously issued and outstanding warrants to purchase common stock for cash at a reduced exercise price of $2.64 per share. In addition, on February 8, 2019, we issued common stock warrants, or the Reload Warrants, to the Warrant Holders which are exercisable for the number of shares of common stock equal to fifty percent of the shares of common stock issued upon exercise of the previously issued and outstanding warrants in the Letter Agreements which equals an aggregate total of 1,188,032 shares of common stock. The Reload Warrants have an exercise price of $5.20 per share, subject to adjustment for splits and recapitalizations as set forth in the Reload Warrants. The Reload Warrants may be exercised at all times beginning on the earlier of the six month anniversary of their respective issuance dates or the date of approval of the issuance of the Reload Warrants and the shares of common stock issuable upon exercise of the Reload Warrants by our stockholders. The terms of the Reload Warrants also provide for customary resale registration rights (see our registration statement on Form S-3, filed with the SEC on March 11, 2019).
The table below sets forth the aggregate number of common shares and common warrants issued to the Warrant Holders at the time of the transaction:

Warrant Holders	Shares of Common Stock Issued in the Reload Warrant Transaction	Common Warrants to Purchase Common Stock Issued in the Reload Warrant Transaction
Entities affiliated with Invesco Ltd.	425,531	212,765 (1)
Entities affiliated with Woodford Investment Management Limited	1,950,534	975,264 (2)
(1)    Consists of (i) 160,198 shares of common stock issuable upon exercise of the Reload Warrant issued to Invesco Perpetual High Income Fund and (ii) 52,567 shares of common stock issuable upon exercise of the Reload Warrant issued to Invesco     Perpetual Income Fund.
(2)    Consists of (i) 907,712 shares of common stock issuable upon exercise of the Reload Warrant issued to LF Woodford Equity Income Fund, a sub fund of LF Woodford Investment Fund, (ii) 46,276 shares of common stock issuable upon exercise of the Reload Warrant issued to Omnis Income & Growth Fund, a sub fund of Omnis Portfolio Investments ICVC and (iii) 21,276 shares of common stock issuable upon exercise of the Reload Warrant issued to Quilter Investors UK Equity Income II Fund.
Registration Rights Agreement
On January 17, 2018, we entered into the Registration Rights Agreement, with funds affiliated with Invesco Ltd., or Invesco, Domain Partners VII, L.P., and discretionary investment funds, managed by Woodford Investment Management as discretionary investment manager, or WIM. Funds affiliated with Domain Partners VII, L.P., were beneficial owners of more than 10% of our issued and outstanding common stock prior to the closing of the Merger. This Registration Rights Agreement is included as Exhibit 10.42 of our Annual Report for the year ended December 31, 2018.
Securities Purchase Agreement and Private Placement
The Company is seeking approval for issuances in a Private Placement described more fully in Proposal 4 elsewhere in this proxy statement, or the Private Placement. Pursuant to the Private Placement, each of WIM and Invesco will have the right to purchase (a) 2,222,222 shares of Evofem common stock at a purchase price of $4.50 per share, or the Shares, and (b) warrants to purchase 555,556 shares of common stock at an exercise price of $6.38 per share, or the Warrant Shares. The terms of the Private Placement also entitles WIM and Invesco to registration rights with respect to the Shares and the Warrant Shares.

Voting Agreements
On January 17, 2018, we entered into voting agreements, or the Voting Agreements with discretionary investment funds, managed by Woodford Investment Management as discretionary investment manager, a beneficial owner of more than 10% of our issued and outstanding stock. This Voting Agreement is included as Exhibit 4.8 of our Annual Report for the year ended December 31, 2018.
Indemnification Arrangements
We entered into indemnification agreements with each of our officers and directors and purchased directors’ and officers’ liability insurance. Our indemnification agreements and bylaws require us to indemnify our directors and officers to the fullest extent permitted under Delaware law.
Employment Arrangements
We entered into employment and consulting arrangements with our named executive officers and directors as is further described above.

PROPOSAL 1

ELECTION OF DIRECTORS
The Board of Directors has nominated Gillian Greer, Ph.D., William Hall, Ph.D., M.D., and Tony O’Brien for election at the Annual Meeting. The Board of Directors currently consists of seven members, classified into three classes as follows: Class I directors Kim P. Kamdar, Ph.D. and Colin Rutherford with a term ending in 2021; Class II directors Gillian Greer, Ph.D., William Hall, Ph.D., M.D. and Tony O’Brien with a term expiring at the upcoming Annual Meeting; and Class III directors Saundra Pelletier and Thomas Lynch with a term ending in 2020.
The Board of Directors has voted to nominate Gillian Greer, Ph.D., William Hall, Ph.D., M.D., and Tony O’Brien for election at the Annual Meeting for a term of three years to serve until the 2022 Annual Meeting of Stockholders, and until their respective successors are elected and qualified or until their death, resignation or removal.
The Class III directors (Saundra Pelletier and Thomas Lynch) and the Class I directors (Kim P. Kamdar, Ph.D. and Colin Rutherford) will serve until the Annual Meetings of Stockholders to be held in 2020 and 2021, respectively, and until their respective successors have been elected and qualified or until their death, resignation or removal.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Gillian Greer, Ph.D., William Hall, Ph.D., M.D. and Tony O’Brien. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Each director nominee must be elected by an affirmative vote of a plurality of shares present at the Annual Meeting and entitled to vote on the election of directors.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF GILLIAN GREER, PH.D., WILLIAM HALL, PH.D., M.D. AND TONY O’BRIEN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED
2014 EQUITY INCENTIVE PLAN
General
Our Board of Directors is requesting that our stockholders approve the amendment and restatement of the Company’s Amended and Restated 2014 Equity Incentive Plan as attached as Appendix A to this proxy statement, or the Amended and Restated 2014 Plan. The Amended and Restated 2014 Plan was approved by our Board of Directors in November, 2018 and includes an increase in the number of authorized shares under the Amended and Restated 2014 Plan from 5,300,000 to an aggregate of 7,800,000 shares of common stock and makes certain other changes to the Amended and Restated 2014 Plan as set forth in the Amended and Restated 2014 Plan as attached hereto as Appendix A.
The 2014 Equity Incentive Plan was originally approved by our Board of Directors and stockholders in September 2014. By its terms, the now Amended and Restated 2014 Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires stockholder approval is subject to receiving such stockholder approval. Approval of the Amended and Restated 2014 Plan is required by the listing rules of The Nasdaq Stock Market and by the Internal Revenue Code of 1986, as amended, or the Code and related regulations in order for options to employees to be issued as incentive stock options.
As of March 31, 2019, a total of 640,547 shares of our common stock remain available for issuance under the Amended and Restated 2014 Plan; options to purchase 5,520,837 shares of common stock remain outstanding. As of March 31, 2019, a total of 1,319,927 shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the Amended and Restated 2014 Plan, including 48,355 shares of our common stock that were issued in connection with the exercise of options and other equity awards prior to the Merger.
Reasons for the Amendment and Restatement of the Amended and Restated 2014 Plan
Our Board of Directors, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. Our Compensation Committee, in connection with its evaluation of our compensation practices, has determined it to be in the best interest of the Company and our stockholders to adopt the Amended and Restated 2014 Plan. The Amended and Restated 2014 Plan will maintain and enhance the key policies and practices adopted by our Board of Directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under the Amended and Restated 2014 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present to future key employees, consultants and directors, on the equity ownership of our management team. The Board of Directors and our Compensation Committee believe that the number of shares currently remaining available for issuance pursuant to future awards under the existing 2014 Plan (as of March 31, 2019) is not sufficient for its immediate or future granting needs. The following is a brief summary of the Amended and Restated 2014 Plan. This summary is qualified in its entirety by reference to the text of the Amended and Restated 2014 Plan, a copy of which is attached as Appendix A to this proxy statement.
Summary of Material Features of the Amended and Restated 2014 Plan
Eligibility. The Amended and Restated 2014 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock awards and other cash and stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Amended and Restated 2014 Plan. As of March 31, 2019, there were 33 employees eligible to participate in the Amended and Restated 2014 Plan.
Shares Available for Issuance. As of March 31, 2019, a total of 640,547 shares of our common stock were reserved and available for issuance under the Amended and Restated 2014 Plan. If Proposal 2 is approved, a total of 7,800,000 shares of our common stock will be reserved and available for issuance under the Amended and Restated 2014 Plan. Per the terms of the Amended and Restated 2014 Plan, this reserve will automatically increase on each January 1 through 2024, by an amount equal to the smaller of:

•	4% of the number of shares of common stock issued and outstanding on the immediately preceding December 31; or

•	an amount determined by our Board of Directors.
The maximum aggregate number of shares of common stock that may be issued under the Amended and Restated 2014 Plan upon the exercise of incentive stock options is 5,300,000 shares of common stock.
The maximum number of shares subject to awards issued to any non-employee director during a calendar year shall not exceed 90,000 shares of common stock; provided further, that with respect to the first calendar year in which an individual is elected or appointed to the Board, this limit shall be 285,000 shares of common stock. This limitation shall not apply to awards made pursuant to an election by a non-employee director to receive the award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof and shall not apply awards issued in respect of bona fide consulting services provided to the Company.
Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the Amended and Restated 2014 Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the Amended and Restated 2014 Plan.
The shares available under the Amended and Restated 2014 Plan will not be reduced by awards settled in cash, but will be reduced by shares withheld to satisfy tax withholding obligations with respect to stock options and stock appreciation rights (but not other types of awards). The gross number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the Amended and Restated 2014 Plan.
The Amended and Restated 2014 Plan generally will be administered by the Compensation Committee. Subject to the provisions of the Amended and Restated 2014 Plan, the Compensation Committee will determine in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The Compensation Committee will have the authority to construe and interpret the terms of the Amended and Restated 2014 Plan and awards granted under it. The Amended and Restated 2014 Plan provides, subject to certain limitations, for indemnification by us of any director, officer, or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Amended and Restated 2014 Plan.
Awards may be granted under the Amended and Restated 2014 Plan to our employees, including officers, directors, or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity. All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

•
Stock options. We may grant nonstatutory stock options or incentive stock options (as described in Section 422 of the Code), each of which gives its holder the right, during a specified term (not exceeding ten years) and subject to any specified vesting or other conditions, to purchase a number of shares of our common stock at an exercise price per share determined by the administrator, which may not be less than the fair market value of a share of our common stock on the date of grant. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

•
Stock appreciation rights. A stock appreciation right, or SAR, gives its holder the right, during a specified term (not exceeding ten years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in shares of our common stock or in cash.

•
Restricted stock. The administrator may grant restricted stock awards either as a bonus or as a purchase right at a price determined by the administrator. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the administrator specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends shall be subject to the same vesting conditions as the related shares.

•
Restricted stock units. Restricted stock units, or RSUs, represent rights to receive shares of our common stock (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the administrator. Holders of RSUs have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the administrator may grant RSUs that entitle their holders to dividend equivalent rights provided that such rights will have the same vesting conditions as the RSUs to which they relate.

•
Cash-based awards and other share-based awards. The administrator may grant cash-based awards that specify a monetary payment or range of payments or other share-based awards that specify a number or range of shares or units that, in either case, are subject to vesting or other conditions specified by the administrator. Settlement of these awards may be in cash or shares of our common stock, as determined by the administrator. Their holders will have no voting rights or right to receive cash dividends unless and until shares of our common stock are issued pursuant to the awards. The administrator may grant dividend equivalent rights with respect to other share-based awards.

In the event of an “ownership change event” as described in the Amended and Restated 2014 Plan, the Company may provide that an acquiring or successor entity may assume or continue all or any awards outstanding under the Amended and Restated 2014 Plan or substitute substantially equivalent awards. The Compensation Committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the Board of Directors who are not employees will automatically be accelerated in full upon a change in control. Any awards that are not assumed, continued, or substituted for in connection with an ownership change event or are not exercised or settled prior to an ownership change event will terminate effective as of the time of the ownership change event. Notwithstanding the foregoing, except as otherwise provided in an award agreement governing any award, any award held by a participant whose service has not terminated prior to an ownership change event that is not assumed, continued, or substituted for or cashed out in connection with an ownership change event shall, subject to the provisions of applicable law, become fully vested and exercisable and/or settleable as of a date prior to, but conditioned upon, the consummation of the ownership change event as determined by the Compensation Committee. Subject to the requirements of 409A, as applicable, outstanding awards held by non-employee directors shall become immediately exercisable and vested in full prior to a change in control. The Amended and Restated 2014 Plan will also authorize the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon an ownership change event in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the fair market value of the consideration to be paid per share of common stock in the ownership change event transaction over the exercise price per share, if any, under the award.
The Amended and Restated 2014 Plan will continue in effect until it is terminated, provided, however, that all awards will be granted, if at all, on or prior to September 15, 2024. The Compensation Committees may amend, suspend or terminate the Amended and Restated 2014 Plan at any time, provided that without stockholder approval, the Amended and Restated 2014 Plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law or listing rule.

Federal Income Tax Considerations
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended and Restated 2014 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended and Restated 2014 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:
Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Statutory Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-statutory options will be treated as options that are not incentive stock options.

A non-statutory option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-statutory option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-statutory option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Appreciation Rights:
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

Stock Grants:
With respect to stock grants under the Amended and Restated 2014 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:
The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits
The following table shows the total number of awards that have been granted subject to the stockholder approval solicited in Proposal 2 expected to be made under the increase to the Amended and Restated 2014 Plan to the identified individuals and groups, which awards are subject to the approval of the Amended and Restated 2014 Plan by our stockholders:

Name and Position	Number of Shares
Saundra Pelletier, President and Chief Executive Officer	284,625
Justin J. File, Chief Financial Officer	103,500
Alexander A. Fitzpatrick, Secretary and General Counsel	100,000
Kelly Culwell, M.D., Chief Medical Officer	100,000
Russ Barrans, Chief Commercial Officer	100,000
Non-executive employees and consultants	325,250
Total	1,013,375

Each option has an exercise price of $3.45. Except as set forth in the table above or pursuant to our Amended and Restated Non-Employee Director Compensation Policy, the amounts of future grants under the Amended and Restated 2014 Plan are not determinable as awards under the Amended and Restated 2014 Plan and will be granted at the sole discretion of the Compensation Committee, the Board or other delegated persons, and we cannot determine at this time either the persons who will receive awards, which may include the persons listed in the table above, under the Amended and Restated 2014 Plan or the amount or types of any such awards.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN WHICH INCLUDES AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES UNDER THE AMENDED AND RESTATED 2014 PLAN FROM 5,300,000 SHARES TO 7,800,000 SHARES OF COMMON STOCK AVAILABLE FOR THE GRANT OF AWARDS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2019. The Board proposes that the stockholders ratify this appointment.
In deciding to appoint Deloitte & Touche LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2019.
We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm’s Fees
The following table shows the fees billed by Deloitte & Touche LLP for the audit of our and Private Evofem’s annual financial statements for the last two fiscal years and for other services rendered by Deloitte & Touche LLP to the Company or to Private Evofem during our last two fiscal years. As discussed below, there was a change in our principal accountant during 2018 upon the closing of the Merger, and in accordance with SEC guidance, the fee disclosure is only made with respect to Deloitte & Touche LLP, the accountant who rendered an audit opinion on our annual financial statements for the year ended December 31, 2018.

	Fiscal Year 2018	Fiscal Year 2017
Audit Fees (1)	$838,547	$728,559
Audit-Related Fees	—	—
Tax Fees (2)	81,319	40,069
All Other Fees	—	—
Total	$919,866	$768,628

(1)
Audit Fees represent fees and out-of-pocket expenses whether or not yet invoiced for professional services provided in connection with the audit of the Company’s financial statements, the review of the Company’s quarterly financial statements, the review of the Company's registration statements on Form S-1, S-3, S-4 and S-8, and audit services provided in connection with other regulatory filings.

(2)	Tax fees represent fees and out-of pocket expenses for professional services for tax compliance, tax advice or tax return preparations.
Changes in the Company’s Certifying Accountant
On January 19, 2018, the Audit Committee approved the dismissal of Ernst & Young LLP effective upon Ernst & Young LLP’s completion of its audit services for Neothetics’ financial statements for the fiscal year ended December 31, 2017. On January 19, 2018, and after the completion of the Merger, the Audit Committee appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
The reports of Ernst & Young LLP on Neothetics’ financial statements for each of the two fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with the audits of Neothetics’ financial statements for each of the two fiscal years ended December 31, 2017 and December 31, 2016, and during the subsequent interim period through February 26, 2018 (the effective date of Ernst & Young’s dismissal), there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.
During the years ended December 31, 2017 and 2016, and the subsequent interim period through January 19, 2018, neither Neothetics nor anyone on its behalf consulted with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on Neothetics’ financial statements, and neither a written report nor oral advice was provided to Neothetics that Deloitte & Touche LLP concluded was an important factor considered by Neothetics in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Pre-Approval Policies and Procedures
The Audit Committee annually reviews and pre-approves certain audit and non-audit services that may be provided by our independent registered public accounting firm and establishes and pre-approves the aggregate fee level for these services. Any proposed services that would cause us to exceed the pre-approved aggregate fee amount must be pre-approved by the Audit Committee. All audit services for 2018 were pre-approved by the Audit Committee.
In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4

APPROVAL OF THE ISSUANCE OF OUR COMMON STOCK PURSUANT TO THE PRIVATE PLACEMENT, INCLUDING SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE FIRST CLOSING WARRANTS AND SECOND CLOSING WARRANTS THAT WILL RESULT IN A CHANGE OF CONTROL FOR PURPOSES OF NASDAQ LISTING RULE 5635(b)

Background and Overview

On April 10, 2019, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with PDL Biopharma, Inc., a Delaware corporation (“PDL Biopharma”), funds discretionally managed by Invesco Asset Management Ltd (“Invesco”) and funds managed by Woodford Asset Management Limited (“Woodford”; collectively with Invesco and PDL Biopharma, the “Purchasers”), pursuant to which the Company will issue and sell an aggregate of up to $80 million of the Company’s common stock (the “Shares”) and warrants to purchase shares of common stock (collectively, the “Securities”) in a private placement (the “Private Placement”). The Private Placement will occur in up to two closings. The first closing was completed on April 11, 2019 (the “First Closing”), pursuant to which we issued and sold to PDL Biopharma 6,666,667 shares of our common stock and warrants to purchase up to 1,666,667 shares of common stock for an aggregate purchase price of $30 million (the “First Closing Securities”), representing a purchase price of $4.50 per share of common stock. The warrants have an exercise price of $6.38 per share.

Until June 10, 2019, the Purchasers have the right, but not the obligation, to purchase 11,111,111 additional shares of common stock and warrants to purchase up to an additional 2,777,779 shares of common stock for an aggregate purchase price of $50 million in a second closing (the “Second Closing”). The purchase price per share and warrant exercise price per share for securities sold in the Second Closing will be the same as those sold in the First Closing. The anticipated allocations for the Second Closing and First Closing are set forth below. If a Purchaser elects not to participate in the Second Closing, the other Purchasers will have a right to purchase the non-participating Purchaser’s portion as further described in the Securities Purchase Agreement.

Purchaser	Number of Shares to be Purchased in First Closing	Number of Common Warrant Shares Underlying Common Warrants Purchased in First Closing	Number of Shares to be Purchased in Second Closing	Number of Common Warrant Shares Underlying Common Warrants Purchased in Second Closing
PDL BioPharma, Inc.	6,666,667	1,666,667	6,666,667	1,666,667
Invesco Asset Management Ltd., as agent for and on behalf of its discretionary managed clients	—	—	2,222,222	555,556
Woodford Investment Management Limited acting on behalf of funds under its management	—	—	2,222,222	555,556
TOTAL	6,666,667	1,666,667	11,111,111	2,777,779

Upon completion of the First Closing and the Second Closing, we expect to receive net proceeds of approximately $27.5 million and $47.2 million, respectively, and to use these net proceeds for clinical research and development purposes, including resubmission of our NDA with the FDA and pre-commercialization activities, and for general corporate purposes. Upon completion of the First Closing, we expect to pay approximately $1.8 million in advisory fees to financial advisors in connection with the First Closing, and approximately $2.8 million in advisory fees to financial advisors upon completion of the Second Closing.

The Board of Directors is requesting the approval of the issuance of shares of common stock upon exercise of the First Closing Warrants and of the issuance of the Securities upon the completion of the Second Closing, including the issuance of the warrants in the Second Closing (the “Second Closing Warrants”) because such issuance results in a change of control of the Company for purposes of Nasdaq Listing Rule 5635(b). The Second Closing is subject to customary closing conditions, including our stockholders’ approval this Proposal 4. The First Closing did not require stockholder approval and will be unaffected if stockholders do not approve this Proposal 4.

Description of Common Warrants

The warrants have an exercise price of $6.38 per share, a seven year term and will become exercisable at any time on or after the date that is six (6) months following their respective issuance dates. The First Closing warrants and Second Closing warrants to be issued to PDL Biopharma and Invesco have (or will have) certain beneficial ownership limitations upon exercise.

Invesco (together with its affiliates) is prohibited from exercising any portion of these warrants to the extent it would beneficially own more than 4.99% (or 9.99% in certain circumstances) of our outstanding common stock immediately after exercise. With respect to PDL Biopharma and exercises by PDL Biopharma prior to stockholder approval, the warrants contain limitations on exercise prohibiting PDL Biopharma from exercising any portion of the warrants to the extent PDL Biopharma would beneficially own more than 19.99% of our outstanding common stock immediately after exercise.
Registration Rights Agreement

In connection with the Private Placement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which we agreed, among other things, to (i) file a registration statement with the SEC within 30 days following First Closing registering for resale the shares of our common stock issued in the First Closing and the shares of our common stock issuable upon exercise of the First Closing warrants (the “First Closing Registration Statement”), (ii) use our commercially reasonable efforts to have the First Closing Registration Statement declared effective, (iii) file a registration statement with the SEC within 30 days following the Second Closing registering for resale the shares of our common stock issued in the Second Closing and the shares of our common stock issuable upon exercise of the Second Closing warrants (the “Second Closing Registration Statement”), (iv) use our commercially reasonable efforts to have the Second Closing Registration Statement declared effective and (v) maintain the effectiveness of the First Closing Registration Statement and Second Closing Registration Statement until all registrable securities have been sold or may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 under the Securities Act. The Registration Rights Agreement contains customary terms and conditions for transactions of this type, and includes liquidated damages penalties in the event that we fail to satisfy or maintain the specified filing and effectiveness time periods in the Registration Rights Agreement. We have granted the Purchasers, and the Purchasers have granted us, customary indemnification rights in connection with the registration statements.

Board of Director Designation and Observer Rights

Contingent upon completion of the Second Closing and provided PDL Biopharma fully exercises its right to purchase Securities in the Second Closing, PDL Bipharma will be granted the right to designate a member of our Board of Directors for so long as PDL Biopharma continues to hold in excess of 12.5% of our issued and outstanding stock. Upon PDL Biopharma’s full exercise of its right to participate in the Second Closing, the number of authorized seats of our Board of Directors will be increased from seven authorized seats to eight authorized seats and Dominique Monnet will be appointed as a Class I member of our Board of Directors. In addition, PDL Bipharma will be granted observer rights, for so long as PDL Bipharma continues to hold at least 12.5% of our issued and outstanding stock. Mr. Monnet’s qualifications and experience are set forth below.

Dominique Monnet is President & Chief Executive Officer and a member of the Board of Directors of PDL BioPharma, Inc. Mr. Monnet has over 35 years of international business experience in the biotechnology/pharmaceutical industry. Before joining PDL, Mr. Monnet served as senior vice president and chief marketing officer of Alexion Pharmaceuticals in 2014 to 2015 where he was responsible for commercial operations in the U.S. and Latin America and oversaw new products and global business operations functions. From 2002 to 2013, he was a senior executive at Amgen Inc. where he held a number of key commercial leadership positions in the U.S. and internationally. As vice president and general manager for Amgen’s Inflammation Business Unit in 2011 to 2013, he was responsible for accelerating the growth of the Enbrel® franchise in the highly competitive U.S. market. Prior to this, he served as vice president and head of Amgen’s Global Marketing and Commercial Development, where he led the marketing strategies and global launches of new products across a range of therapeutic areas. From 2002 through 2006, Mr. Monnet was based in Zug, Switzerland, where he served as Amgen’s vice president of International Marketing and Business Operations, building Amgen’s international commercial capability and leading the creation of its successful international franchises in oncology and nephrology. Before joining Amgen, Mr. Monnet held positions of increasing responsibility in line commercial management and global marketing over 19 years at Schering-Plough - including General Manager of its affiliate in the UK and Republic of Ireland - Ciba-Geigy and Alza Corporation. Mr. Monnet holds a business degree from EDHEC Business School in Lille, France, and an MBA from INSEAD in Fontainebleau, France.

Voting and Support Agreements

In accordance with the terms of the Securities Purchase Agreement, the parties entered into a Voting and Support Agreement with each of the Purchasers pursuant to which Invesco and Woodford agreed, among other things, to vote all shares of common stock beneficially held by them in favor of the issuances in the Second Closing and transactions contemplated by the Securities Purchase Agreement.

Cancellation of Outstanding Warrants

Upon and assuming completion of the Second Closing, each of Invesco and Woodford will return the warrants to purchase shares of our common stock previously issued to them as set forth below to us for cancellation. If this Proposal 4 is not approved, we expect the warrants below will remain outstanding.

Warrant Holders	Common Warrants to Purchase Common Stock	Exercise Price
Entities affiliated with Invesco Ltd.	212,765 (1)	$5.20
Entities affiliated with Woodford Investment Management Limited	975,264 (2)	$5.20
Entities affiliated with Woodford Investment Management Limited	475,000 (3)	$8.35
(1)    Consists of (i) 160,198 shares of common stock issuable upon exercise of the Reload Warrant issued to Invesco Perpetual High Income Fund and (ii) 52,567 shares of common stock issuable upon exercise of the Reload Warrant issued to Invesco     Perpetual Income Fund.
(2)    Consists of (i) 907,712 shares of common stock issuable upon exercise of the Reload Warrant issued to LF Woodford Equity Income Fund, a sub fund of LF Woodford Investment Fund, (ii) 46,276 shares of common stock issuable upon exercise of the Reload Warrant issued to Omnis Income & Growth Fund, a sub fund of Omnis Portfolio Investments ICVC and (iii) 21,276 shares of common stock issuable upon exercise of the Reload Warrant issued to Quilter Investors UK Equity Income II Fund.

(3)    475,000 shares of common stock issuable upon exercise of warrants held by Woodford Patient Capital Trust, Plc.

Why We Need Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(b).

Our common stock is currently listed on Nasdaq and, as such, we are subject to Nasdaq Marketplace Rules. Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of an issuer. This rule does not specifically define when a change in control of an issuer may be deemed to occur, however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of an issuer’s then outstanding capital stock, and this person would then hold the largest ownership position of an issuer. Pursuant to the terms of the Securities Purchase Agreement, at the Second Closing, the Company will issue (i) 6,666,667 shares of our common stock to PDL Biopharma, which is expected to be approximately 14% of our issued and outstanding common stock upon completion of the Second Closing , (ii) 2,222,222 shares of our common stock to each of Invesco and Woodford, (iii) warrants to purchase up to 1,666,667 shares of our common stock to PDL Biopharma and (iv) warrants to purchase up to 555,556 shares of our common stock to each of Invesco and Woodford. Assuming full exercise of all warrants (without regard to any beneficial ownership limitations in the warrants) and cancellation of the warrants to purchase our common stock held by Woodford and Invesco upon completion of the Second Closing, PDL Biopharma could beneficially own 28.7% of our issued and outstanding common stock immediately following the Second Closing and could then potentially be the largest holder of our issued and outstanding common stock. If this Proposal 4 is approved by our stockholders, the Private Placement will result in a change of control under Nasdaq Listing Rule 5635(b) upon completion of the Second Closing.

Further, by approving this Proposal 4, our stockholders will also authorize PDL Biopharma to exercise its warrants without regard to the 19.99% ownership limitation.

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement, Registration Rights Agreement, Voting and Support Agreement and warrants. The descriptions set forth above are not complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, Registration Rights Agreement, Voting and Support Agreement and forms of warrants, copies of which are filed with our Current Report on Form 8-K, filed with the SEC on April 11, 2019.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF OUR COMMON STOCK PURSUANT TO THE PRIVATE PLACEMENT, INCLUDING SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE FIRST CLOSING WARRANTS AND SECOND CLOSING WARRANTS THAT WILL RESULT IN A CHANGE OF CONTROL FOR PURPOSES OF NASDAQ LISTING RULE 5635(b).

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.evofem.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Evofem Biosciences, Inc., 12400 High Bluff Drive, Suite 600, San Diego, CA 92130. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the Nasdaq Capital Market.
OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
In nominating candidates for election as a director, the Nominating and Corporate Governance Committee will consider a reasonable number of candidates for director recommended by a single stockholder who has held over 0.1% of our common stock for over one year and who satisfies the notice, information and consent provisions set forth in our Bylaws and corporate governance guidelines. Stockholders who wish to recommend a candidate may do so by writing to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Evofem Biosciences, Inc., 12400 High Bluff Drive, Suite 600, San Diego, CA 92130. Our amended and restated bylaws state the procedures for a stockholder to bring a stockholder proposal or nominate an individual to serve as a director of the Board. Our amended and restated bylaws provide that advance notice of a stockholder’s proposal or nomination of an individual to serve as a director must be delivered to our Corporate Secretary at our corporate offices not earlier than the one hundred twentieth (120th) day, nor later than the close of business on the ninetieth (90th) day, prior to the anniversary of the previous year’s annual meeting of stockholders. However, our amended and restated bylaws also provide that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the preceding year’s annual meeting, notice must be received no earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than one-hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which the public announcement of the date of such meeting is first made. In addition to meeting the advance notice provisions mentioned above, the stockholder in its notice must provide the information required by our Bylaws to bring a stockholder proposal or nominate an individual to serve as a director of the Board.
A copy of the full text of the provisions of our amended and restated bylaws dealing with stockholder nominations and proposals is available to stockholders from our Corporate Secretary upon written request. The Nominating and Corporate Governance Committee will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees.

San Diego, California
April 24, 2019

Appendix A
Evofem Biosciences, Inc.
Amended and Restated 2014 Equity Incentive Plan

1	Establishment, Purpose and Term of Plan.
1.1 Establishment. The Evofem Biosciences, Inc. 2014 Equity Incentive Plan (the “Plan”) was established effective as of September 15, 2014 (the “Effective Date”) and amended and restated on May 8, 2018.
1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.
1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2	Definition and Construction.
2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.
(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.
(d) “Board” means the Board of Directors of the Company.
(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.
(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).
(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:
(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.
(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.
(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(k) “Company” means Evofem Biosciences, Inc., a Delaware corporation, and any successor corporation thereto.
(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.
(m) “Director” means a member of the Board.
(n) “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
(p) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A (including, but not limited to, the determination of Fair Market Value based on the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period). The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.
(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.
(s) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(t) “Incumbent Director” means a director who either (i) is a Director as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
(u) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(v) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).
(w) “Nonemployee Director” means a Director who is not an Employee.

(x) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.
(y) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.
(z) “Officer” means any person designated by the Board as an officer of the Company.
(aa) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(bb) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.
(cc) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(dd) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(ee) “Participant” means any eligible person who has been granted one or more Awards.
(ff) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(gg) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
(hh) “Performance Award” means an Award of Performance Shares or Performance Units.
(ii) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
(jj) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
(kk) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
(ll) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(mm) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(nn) “Predecessor Plan” means the Company’s 2007 Stock Plan, as amended.
(oo) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(pp) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.
(qq) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(rr) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or the occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.
(ss) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(tt) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.
(uu) “Section 409A” means Section 409A of the Code.
(vv) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(ww) “Securities Act” means the Securities Act of 1933, as amended.
(xx) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(yy) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.5.
(zz) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).
(aaa) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(bbb) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(ccc) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(ddd) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.
2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3	Administration.
3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Board or the Committee may, in its discretion, delegate to a committee comprised of one or more Officers and/or Directors the authority to grant one or more Awards of Options or SARs, without further approval of the Board or the Committee, to any Employee, other than an Employee who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Board or the Committee may determine; provided, however, that (a) the Board and/or the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers and/or Directors, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Board and/or the Committee.
3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
(b) to determine the type of Award granted;
(c) to determine the Fair Market Value of shares of Stock or other property;
(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;
(f) to approve one or more forms of Award Agreement;
(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and
(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.5 Option or SAR Repricing. The Committee shall not have the authority, without additional approval by the stockholders of the Company, to approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution for Underwater Awards of new Options or SARs covering the same or a different number of shares but having a lower exercise price per share then on the original grant date, or payments in cash, or (b) the substitution of other Awards for Underwater Awards.
3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4	Shares Subject to Plan.
4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3, 4.4 and 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to seven million eight hundred thousand (7,800,000) shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
4.2 Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2019 and on each subsequent January 1 through and including January 1, 2024, by a number of shares (the “Annual Increase”) equal to the smaller of (a) four percent (4%) of the number of shares of Stock of the Company issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board.
4.3 Reserved.
4.4 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2 with respect to Options and SARs shall not be available for issuance under the Plan, however, shares withheld for such basis on other Awards shall again be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which such SAR was exercised. If the exercise price of an Option is paid by means of a Net Exercise, then the number of shares of Stock available for issuance under the Plan shall be reduced by the gross number of shares subject to the Option exercise. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.
4.5 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the

Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Annual Increase, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent, and in no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
4.6 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5	Eligibility, Participation, and Award Limitations.
5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3 Incentive Stock Option Limitations.
(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed five million three hundred thousand shares (5,300,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3, 4.4 and 4.5.
(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.
(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all equity plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion of the Option shall be separately identified.
5.4 Nonemployee Director Limitations. Notwithstanding anything in this Plan to the contrary, effective as of the date following the date on which the Company’s stockholders approve this amended and restated Plan, the maximum number of shares subject to Awards issued to any Nonemployee Director as Nonemployee Director Awards during a calendar year shall not exceed ninety thousand (90,000) shares of Stock; provided further, that with respect to the first calendar year in which an individual is elected or appointed to the Board, this limit shall be two hundred eighty-five thousand (285,000) shares of Stock. The foregoing limitation shall not apply to Awards made pursuant to an election by a Nonemployee Director to receive an Award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof and Awards issued in respect of bona fide consulting services provided to the Company notwithstanding that such Consultant may also be a Nonemployee Director. The limitations set forth in this paragraph shall be subject to adjustment as provided pursuant to Section 4.5.

6	Stock Options.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Sections 409A or 424(a) of the Code.
6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
6.3 Payment of Exercise Price.
(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b) Limitations on Forms of Consideration.
(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of
Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.
6.4 Effect of Termination of Service.
(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.
(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7	Stock Appreciation Rights.
Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.
7.3 Exercisability and Term of SARs.
(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8	Restricted Stock Awards.
Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock
Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) next trading day on which the sale of such shares would not violate the Trading Compliance Policy; and (b) the last day of the calendar year in which the original vesting date occurred. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9	Restricted Stock Units.
Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more

Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy; and (b) the last day of the calendar year in which the original vesting date occurred.
9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded down to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10	Performance Awards.
Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award
Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.5, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
(a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee: (i) revenue; (ii) sales; (iii) expenses; (iv) operating income; (v) gross margin; (vi) operating margin; (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (viii) pre-tax profit; (ix) net operating income; (x) net income; (xi) economic value added; (xii) free cash flow; (xiii) operating cash flow; (xiv) balance of cash, cash equivalents and marketable securities; (xv) stock price; (xvi) earnings per share; (xvii) return on stockholder equity; (xviii) return on capital; (xix) return on assets; (xx) return on investment; (xxi) total stockholder return; (xxii) employee satisfaction; (xxiii) employee retention; (xxiv) market share; (xxv) customer satisfaction; (xxvi) product development; (xxvii) research and development expenses; (xxviii) completion of an identified special project; (xxix) completion of a joint venture or other corporate transaction and (xxx) pursuant to any other measure determined by the Committee in its sole discretion and set forth in the Performance Award.
(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.
10.5 Settlement of Performance Awards.
(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.
(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.
(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with
Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11	Cash-Based Awards and Other Stock-Based Awards.
Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.
11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.
11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.
11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.
11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12	Standard Forms of Award Agreement.
12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.
12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13	Change in Control and Ownership Change Events.
13.1 Effect of Change in Control and Ownership Change Events on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:
(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take action it deems appropriate to provide for acceleration of the exercisability, settlement, and/or vesting in connection with a Change in
Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines. Further, unless otherwise provided by the applicable Award Agreement or determined by the Committee and subject to Section 15.4(f), in the event that the Acquiror (as defined below) elects not to assume, continue or substitute for, in accordance with Section 13.1(b) or to cash out in accordance with Section 13.1(c), any portion of an Award outstanding immediately prior to an Ownership Change Event, the exercisability and/or vesting of such portion of the Award held by a Participant whose Service has not terminated prior to an Ownership Change Event shall be accelerated in full effective as of a date prior to, but conditioned upon, the consummation of an Ownership Change Event as determined by the Committee.
(b) Assumption, Continuation or Substitution. In the event of an Ownership Change Event in which the Company is not the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), the Company may, without the consent of any Participant, assume, substitute for, or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Ownership Change Event or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Ownership Change Event, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Ownership Change Event, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Ownership Change Event was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Ownership Change Event. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Ownership Change Event nor exercised or settled as of the time of consummation of the Ownership Change Event shall terminate and cease to be outstanding effective as of the time of consummation of the Ownership Change Event in which the Company is no longer surviving.
(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of an Ownership Change Event, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Ownership Change Event and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Acquiror , or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Ownership Change Event, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Ownership Change Event in which the Company is no longer surviving may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Ownership Change Event and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
13.2 Effect of a Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.
13.3 Federal Excise Tax Under Section 4999 of the Code.
(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. Unless the Participant is subject to a written agreement between the Participant and a Participating Company governing the order of reduction, to the extent amounts are to be reduced, then payments shall be accomplished by reducing or eliminating severance payments that the Participant may become entitled to, then reducing or eliminating cash bonus payments, then by the reduction, or elimination of equity awards which are valued in full for purposes of Section 280G of the Code, then the reduction or elimination of accelerated vesting or settlement of other equity awards and finally the reduction or elimination of other compensatory payments. Such reductions shall first come from each category to the extent such amounts constitute Section 409A Deferred Compensation and with respect to any category in which there are multiple awards or grants, in reverse chronological order (i.e. with the most recent grant or award reduced or eliminated first).
(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section. (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charge in connection with its services contemplated by this Section.

14	Compliance with Applicable Law.
The grant of Awards and the issuance of shares of Stock or other property pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign securities law and other applicable laws rules and regulations, approvals by government agencies as may be required or as the Company deems necessary or advisable, and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15	Compliance with Section 409A.
15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.
(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.
Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1⁄2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.
15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:
(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.
(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.
(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.
(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.
(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.
(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.
15.4 Payment of Section 409A Deferred Compensation.
(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:
(i) The Participant’s “separation from service” (as defined by Section 409A);
(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;
(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;
(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or
(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).
(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.
(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.
(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.
(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 1 (a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.
(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16	Tax Withholding.
16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17	Amendment, Suspension or Termination of Plan.
The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3, 4.4 and 4.5), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Other than as set forth in Section 12 of the Plan, the Committee may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any other Award or for cash. In addition, the Committee not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Stock is listed, including any other action that is treated as a repricing under generally accepted accounting principles. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18	Miscellaneous Provisions.
18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
18.2 Forfeiture Events.
(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.
18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.5 or another provision of the Plan.
18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
18.13 No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code or French-qualified stock options) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 15 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
18.14 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

Appendix B

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

02 0000000000

Nominees

01 Gillian Greer, Ph.D 02 William Hall, Ph.D. M.D 03 Tony O'Brien

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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0000420666_1 R1.0.1.18

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K WRAP is/are available at www.proxyvote.com

EVOFEM BIOSCIENCES, INC.
Annual Meeting of Shareholders
June 5, 2019 8:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Alexander A. Fitzpatrick and Justin J. File, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EVOFEM BIOSCIENCES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 08:00 AM, PDT on June 5, 2019, at the Hilton San Diego Del Mar, 15575 Jimmy Durante Blvd, Del Mar, CA 92014, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000420666_2 R1.0.1.18

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